UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, Illinois			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontegra RobecoSAM Global Equity Fund

Frontegra MFG Global Equity Fund

Frontegra MFG Core Infrastructure Fund

Frontegra HEXAM Emerging Markets Fund

Frontegra Timpani Small Cap Growth Fund

Frontegra Netols Small Cap Value Fund

Frontegra Phocas Small Cap Value Fund

Lockwell Small Cap Value Fund

Frontegra Asset Management, Inc.

December 31, 2012

TABLE OF CONTENTS

Shareholder Letter	1
Frontegra RobecoSAM Global Equity Fund
Report from RobecoSAM USA, Inc.	4
Investment Highlights	6
Frontegra MFG Global Equity Fund
Report from MFG Asset Management	8
Investment Highlights	11
Frontegra MFG Core Infrastructure Fund
Report from MFG Asset Management	14
Investment Highlights	16
Frontegra HEXAM Emerging Markets Fund
Report from HEXAM Capital Partners, LLP	18
Investment Highlights	20
Frontegra Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	22
Investment Highlights	24
Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	26
Investment Highlights	27
Frontegra Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	30
Investment Highlights	32
Lockwell Small Cap Value Fund
Report from Lockwell Investments, LLC	34
Investment Highlights	35
Expense Example	36
Schedules of Investments
Frontegra RobecoSAM Global Equity Fund	38
Frontegra MFG Global Equity Fund	40
Frontegra MFG Core Infrastructure Fund	41
Frontegra HEXAM Emerging Markets Fund	44
Frontegra Timpani Small Cap Growth Fund	46
Frontegra Netols Small Cap Value Fund	48
Frontegra Phocas Small Cap Value Fund	50
Lockwell Small Cap Value Fund	53
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets	60
Financial Highlights	64
Notes to Financial Statements	73

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past six months ending December 31, 2012. The S&P 500 Index was up 5.95%, and small capitalization stocks were also up, with the Russell 2000® Index returning 7.20%. International stocks, as measured by the MSCI EAFE Index, returned 13.95% over the six-month period.

Fund Results

For the six month period ending December 31, 2012, the Frontegra RobecoSAM Global Equity Fund, managed by RobecoSAM USA, returned 8.45% (net) versus the MSCI World Index (Net) return of 9.36%.

For the six month period ending December 31, 2012, the Frontegra MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 10.18% (net) versus the MSCI World Index (Net) return of 9.36%.

For the six month period ending December 31, 2012, the Frontegra MFG Core Infrastructure Fund, also managed by MFG, returned 8.52% (net) versus the UBS Developed Infrastructure & Utilities Index (Net) return of 3.04% and the MSCI World Index (Net) return of 9.36%.

For the six month period ending December 31, 2012, the Frontegra HEXAM Emerging Markets Fund, managed by HEXAM Capital Partners, returned 14.99% (net) versus the MSCI Emerging Markets Index (Net) return of 13.75%.

The Frontegra Timpani Small Cap Growth Fund, managed by Timpani Capital Management, returned 4.17% (net) versus the Russell 2000® Growth Index return of 5.31% for the six month period ending December 31, 2012.

For the six month period ending December 31, 2012, the Frontegra Netols Small Cap Value Fund — Institutional Class, managed by Netols Asset Management, returned 8.18% (net) versus the Russell 2000® Value Index return of 9.07%. The Frontegra Netols Small Cap Value Fund — Class Y, returned 8.08% (net) over the same time period.

The Frontegra Phocas Small Cap Value Fund, managed by Phocas Financial, returned 6.03% (net) versus the Russell 2000 Value Index return of 9.07% for the six month period ending December 31, 2012.

For the six month period ending December 31, 2012, the Lockwell Small Cap Value Fund, managed by Lockwell Investments, returned 11.71% (net) versus the Russell 2000 Value Index return of 9.07%.

Outlook

The markets were generally kind in the second half of 2012, but uncertainty in Europe and a skittish recovery here in the U.S. cloud our future. While U.S. stocks and Treasury yields have both risen in January 2013, Congress has yet to address spending cuts and unemployment — while easing — is still relatively high. As we enter 2013, we will work diligently to manage your assets with the skill and nimbleness necessary in these challenging times.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA

President

Frontegra Funds, Inc.

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FRONTEGRA
ROBECOSAM GLOBAL EQUITY FUND

REPORT FROM ROBECOSAM USA, INC.

Dear Shareholders:

The Frontegra RobecoSAM Global Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontegra RobecoSAM Global Equity Fund returned 8.45%, net of fees, for the six month period ending December 31, 2012. The Fund's return underperformed the 9.36% return of its benchmark, the MSCI World Index (Net). For the year, the Fund returned 10.73%, net of fees, compared to the benchmark's return of 15.83%. The portfolio's underperformance relative to the benchmark was primarily attributable to stock selection. Stock selection was particularly weak within Materials, Consumer Discretionary and Information Technology stocks, while we outperformed within Financials, Telecommunications and Industrials.

Over the period, the portfolio was positioned as overweight (relative to the MSCI World Index) in Health Care, Consumer Staples and Telecommunications and was underweight in Financials, Industrials and Materials. In terms of performance contribution, portfolio sector allocation had a negative impact on the relative performance. In particular, negative contribution came from underweighting Financials and overweighting Telecommunications.

The largest positive contributions at the stock level included overweight positions in Total (Energy), Barclays (Financials) and Telus (Telecommunications). Not holding positions in Apple and Intel has also had a positive contribution as these stocks underperformed the sector. The largest negative contributions at the stock level came from overweight position in Stanley Electric (Consumer Discretionary), Microsoft (Information Technology) and Hewlett-Packard (Information Technology).

Portfolio Outlook and Strategy

Global equity markets were surprisingly resurgent over the period. The equity rally was fuelled by easing Euro zone stress and aggressive monetary policy actions. In the U.S., the Fed delivered what the majority of market participants had been expecting: namely a third round of quantitative easing. The Fed announced plans to buy $40 billion of mortgage-backed securities each month until they see improvement in the labour market. It also extended the zero interest rate policy into 2015. In Europe, the ECB plan to buy Euro zone government bonds was well received by investors. The so called OMT plan (Outright Monetary Transactions) will have no ex ante limits on the size of purchases, subject to certain conditions. European governments that want the ECB to buy their bonds must agree to a program of reforms and oversight by the bailout funds.

As the result of stronger appetite for risk, the best performing sectors were Financials, Materials and Consumer Discretionary. Utilities and Telecommunications underperformed in relative terms. On a regional level, European and Asian equities were among the best performing, while U.S. markets underperformed as investors reduced risk exposure in anticipation of fiscal cliff concerns. Economic data continued to show growth tilted towards the downside. The Euro zone sovereign crisis has hurt business confidence, making companies cautious to invest in new capacities. These problems have been compounded by weakening demand in key export markets such as China and by worries over tax and spending negotiations in the U.S. As a result, the Euro zone economy has entered a recession for the second time since 2009. In Germany, Europe's largest economy, manufacturing activity contracted for the tenth consecutive month, while in Spain, business conditions worsened for the twentieth month in a row.

The outlook for the world economy remains mediocre. While global GDP estimations for 2013 vary between 2.5% to 4%, we expect the lower part of the range to be more realistic. In general, we do not see a big risk of a global recession. Mainly driven by a recovery in the housing market, the U.S. is growing at a moderately positive rate, and China's leading indicators are rebounding. On the other hand, we also struggle to detect a trigger that could stimulate global growth in a more dynamic way. We expect to remain in an environment of on-going political interventions and low interest rates. This combination will likely result in modest earnings growth and gives equities, compared to other asset classes, a favourable valuation.

Our investment strategy remains focused on investing in sustainable companies with attractive valuation and stable earnings outlook. We also continue to underweight sectors where earnings visibility is lower, namely Financials. Our outlook for the Financial sector remains cautious as a result of the tightening regulation and the ongoing de-leveraging process. Our approach in this space remains very selective with focus on companies with solid cash generation, strong balance sheets and acceptable leverage.

Sincerely,

Diego d'Argenio

Senior Portfolio Manager
RobecoSAM USA, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  6/18/09 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 6/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Effective June 10, 2011, RobecoSAM USA, Inc. ("RobecoSAM") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to June 10, 2011, RobecoSAM served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 23 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/12	FUND	INDEX
SIX MONTHS	8.45%	9.36%
ONE YEAR	10.73%	15.83%
AVERAGE ANNUAL SINCE INCEPTION	10.99%	12.23%

FRONTEGRA
MFG GLOBAL EQUITY FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontegra MFG Global Equity Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontegra MFG Global Equity Fund returned 10.18%, net of fees, for the six month period ending December 31, 2012. The Fund's return outperformed the 9.36% return of its benchmark, the MSCI World Index (Net). For the year, the Fund returned 19.46%, net of fees, compared to the benchmark's return of 15.83%.

We do not manage the Fund against short-term performance metrics and it is inevitable the Fund will underperform markets at some point in the future. We aim (not guarantee) to produce absolute returns through the business cycle whilst minimizing the risk of a permanent capital loss. We will continue to focus on these objectives and will not chase short-term performance.

Portfolio Outlook and Strategy

We have seen more stable investment markets over the past six months. In our view the major contributing factor to the more stable market environment was the commitment by the ECB President, Mario Draghi, to preserve the euro. This commitment was followed up on 6 September with an announcement by the ECB of the Outright Monetary Transactions Programme or the "OMT". Under the OMT, the ECB will buy an unlimited amount of sovereign bonds (with a maturity of less than three years) of any EU country with a distressed sovereign debt market. A country must apply for help from the European Stability Mechanism and agree to any fiscal conditions applied. In our view, these commitments by the ECB have further reduced the possibility of a major financial meltdown scenario in Europe.

As at 31 December 2012, the portfolio consisted of 24 investments (in comparison with 24 investments at 30 June 2012). The top ten investments represented approximately 52% of the portfolio at 31 December 2012.

Over the six months to 31 December 2012, the three stocks with the strongest returns in local currency were Lowe's (+26.3%), Visa (+23.1%) and Google (+22.9%), and the stocks with the weakest returns were Coca-Cola (-6.0%), Wal-Mart (-1.1%) and American Express (-0.6%).

There have been a few major changes to the portfolio during the past six months. The material changes have been a new investment in General Mills, the addition of global custody banks, Bank of New York Mellon and State Street (refer U.S. interest rate discussion below), an increase in the weighting of investments in Yum! Brands and Tesco, and a decrease in the weighting of eBay, Unilever, and Lowe's.

The portfolio continues to be exposed to the following major investment themes:

•  Emerging market consumption growth via investments in multinational consumer franchises. Approximately 27% of the portfolio is invested into multinational consumer franchises which have on average approximately 40% of their sales revenue generated from emerging markets. The five largest investments in multinational consumer franchises at 31 December 2012 were Danone, Yum! Brands, McDonalds, Nestle and Mondelez International (the multinational packaged foods company which spun off from Kraft in October 2012).

•  U.S. interest rates. It is our view that it is likely that U.S. short and long-term interest rates will "normalise" over the next three to five years as the U.S. economy recovers. This will be as a result of the U.S. Federal Reserve lifting the Federal Deposit Rate and the Federal Reserve firstly ceasing its quantitative easing programme and then taking steps to shrink (or sterilize) its balance sheet which is likely to have a material impact on longer-term bond yields. We own four U.S. financial institutions which are likely to benefit from the change in U.S. interest rates, Wells Fargo, U.S. Bancorp, Bank of New York Mellon and State Street. These investments represented approximately 14% of the portfolio at 31 December 2012.

•  A move to a cashless society. There continues to be a strong secular shift from spending via cash and cheque to cashless forms of payments such a credit cards, debit cards, electronic funds transfer and mobile payments. In our opinion, the explosion of smart mobile phones will accelerate this shift on a global basis. We believe that there are only a limited number of companies that are well positioned to benefit from this structural shift. The companies are typically highly attractive with strong network effects, low capital intensity, high barriers to entry and high returns on capital. As at 31 December 2012, approximately 16% of the portfolio was invested in the payments space through exposure to companies such as PayPal (via eBay), American Express, Visa and MasterCard.

•  U.S. housing. A recovery in new housing construction should drive a strong cyclical recovery in companies exposed to the U.S. housing market and also provide a strong boost to the overall economy. Our major exposure to the U.S. housing market is via our exposure to the home improvement retailer, Lowe's, and the domestic U.S. banks, Wells Fargo and U.S. Bancorp. These investments represented approximately 13% of the portfolio at 31 December 2012.

•  Internet/e-commerce. There are a number of internet enabled businesses that have very attractive investment characteristics with increasing competitive advantages. The Fund's internet investments at 31 December 2012 were eBay and Google, which represented approximately 11% of the portfolio.

Europe

As noted previously, since June the ECB has taken substantive action with Mario Draghi's "Whatever it takes" statement in July and the announcement of the OMT in September, which has further reduced the probability of a European sovereign and financial system meltdown.

There has also been some progress on the EU Banking Union, which was first announced in June. In December the EU Finance Ministers announced that the ECB will take responsibility for banks that have at least €30 billion in assets or make up more than 20% of their country's GDP or operate in at least two countries. In our view, an effective framework for regulation of EU banks is critical to break the negative feedback loop between individual countries and their banking systems. To be effective, the Banking Union will need to have consistent capital and liquidity rules, a wind up mechanism (likely to involve the mandatory "bail in" of creditors) and an EU deposit insurance scheme. This is a complex task and requires the foregoing of a certain degree of sovereignty.

In our view, many of the world's banks are still in denial about how determined global regulators are to dramatically strengthen capital and liquidity rules. Their aim is to make it prohibitively expensive for deposit-taking banks to undertake certain activities. This is designed to reduce the need for tax payers to become the guarantors of last resort to failing large deposit-taking financial institutions. There is a push by certain regulators to introduce a meaningful minimum leverage ratio (i.e. total tangible equity to total tangible assets). A number as high as 10% has been suggested by certain regulators. This would have dramatic consequences for many large banks.

Moving into 2013, we are closely watching the unfolding political processes in both Germany and Italy. In our view, Angela Merkel and Mario Monti have been absolutely critical in steering Europe through this complex and difficult period.

We continue to believe that many European countries face a prolonged period (possibly five to seven years) of sub-par economic growth (and in many instances recessions) due to the combined effects of fiscal austerity by governments, deleveraging of bank balance sheets and household deleveraging.

United States

Nothing has fundamentally changed in our views on the U.S. economy over the past six months. The meaningful events that have happened over the period include:

•  The announcement by the Federal Reserve in September of QE3, which involves the purchase by the Federal Reserve of US$40 billion per month of mortgage-backed securities. The purpose of QE3 is to reduce the longer-term mortgage rate to enable households to refinance mortgages at lower rates;

•  The announcement by the Federal Reserve in December of the intention to buy $US45 billion per month of longer-dated treasuries and an intention to keep the Federal Funds rate at an exceptionally low level until the U.S. unemployment rate is below 6.5%, provided forward inflation expectations are no more than 2.5%. This is the first time in recent times that the Federal Reserve has explicitly tied short-term interest rates to a specific level of unemployment;

•  The re-election of Barack Obama as President, and;

•  The last-minute agreement to avert the fiscal cliff by increasing tax rates for wealthier Americans and extending the Bush-era tax rates for the middle class. The agreement also involved the expiry of the temporary payroll tax cuts and pushed out the date for automatic expenditure cuts. Unfortunately, this agreement has not ended the political uncertainty.

I have stated on a number of occasions that the extraordinary policy responses in recent years, particularly by the Federal Reserve and ECB, have fuelled a number of current bubbles and distortions in certain asset markets, most notably foreign exchange and bond markets. It is inevitable that these distortions will unwind at some point, and there is a reasonable chance that bond prices and foreign exchange markets could adjust very rapidly. The longer these policy responses are held in place, the more complacent investors are likely to become, believing that this environment is the "new normal." These policy settings will not last indefinitely, and we consider the portfolio is well positioned for the eventual correction.

There continue to be signs that the U.S. is undergoing a modest economic recovery. We believe that there is unlikely to be a meaningful reduction in the unemployment rate in the short term until housing construction reverts to more normalised levels, which we consider will take another two to three years. When this happens, we believe the U.S. economy will recover significantly.

China

We continue to believe that China is engineering a relatively soft landing with slowing economic growth, albeit at healthy levels. The major event in the past six months has been the appointment of the new leadership team in China headed by Xi Jinping (President) and Li Keqiang (Premier). It would appear that the new leadership team will continue to focus on economic reform and a gradual opening up of the economy.

We believe it is unlikely that the government will again embark on a massive stimulus programme to increase the level of fixed asset investment to drive up the rate of economic growth. China appears content with the lower but healthy rate of economic growth.

Sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 23 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/12	FUND	INDEX
SIX MONTHS	10.18%	9.36%
ONE YEAR	19.46%	15.83%
AVERAGE ANNUAL SINCE INCEPTION	18.93%	17.13%

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FRONTEGRA
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontegra MFG Core Infrastructure Fund is long-term capital appreciation. The objective is measured against the UBS Developed Infrastructure & Utilities Index (Net).

Generally, infrastructure assets are natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The return from the infrastructure universe as defined by MFG Asset Management ("MFGAM") was more than 10% p.a. for the decade to the end of 2012. Just under half of that return was in the form of dividend income.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities, including both regulated energy utilities and regulated water utilities. Utilities comprise approximately 74% of the Fund. Utilities are typically subject to economic regulation. This requires the utility to efficiently provide an essential service to the community and, in return, permits the utility to earn a fair rate of return on the capital it has invested in its operations. As the utility provides a basic necessity, e.g. energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle and the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions; and

•  Infrastructure, which includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than for utilities and allows companies to accrue the benefits of volume growth i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers. As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

Performance Review

The Frontegra MFG Core Infrastructure Fund returned 8.52%, net of fees, for the six month period ending December 31, 2012. The Fund's return outperformed the 3.04% return of its benchmark, the UBS Developed Infrastructure & Utilities Index (Net). Since the Fund's inception on January 18, 2012, the Fund has returned 15.58% net of fees, whilst the benchmark has returned 6.96%.

Most sectors held in the Core Infrastructure strategy performed well during the last six months of 2012, with Airports up a weighted average 22%, Toll Roads up 20%, and Broadcast Communications up 14%. The Water Utilities sector was the worst performing in the Fund, remaining flat on average over the six months.

A number of sectors excluded from the Core Infrastructure strategy but included in the benchmark performed relatively poorly during the second half of 2012 helping to explain the relative out-performance of the portfolio. Most notably, the Competitive Power sector, which has a large weighting in the benchmark index, was up an average of 1%.

Geographically, Latin America (including Mexico) was the strongest performer, up a weighted average of 33% over the last six months of 2012. The period also saw Australian/New Zealand stocks up a weighted average of 15% and European stocks up 14%, while U.S. stocks performed relatively poorly, returning -1% for the six months on a weighted average basis.

Portfolio Outlook and Strategy

The Core Infrastructure strategy is designed to provide reliable returns in all but the most extreme market conditions. The Fund significantly exceeded that expectation during 2012, partly reflecting the recovery of stocks held by the Fund that had been over-sold in previous years. We now see the utilities market as broadly in equilibrium while infrastructure stocks remain cheap.

MFGAM believes that infrastructure and utility assets, with requisite earnings reliability and a linkage of earnings to inflation offer an attractive, long-term investment proposition. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, the investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three to five year timeframe.

Sincerely,

Dennis Eagar
Portfolio Manager MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 23 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

The UBS Developed Infrastructure & Utilities Index (Net) is a global developed markets infrastructure and utilities benchmark, where dividends are included, dividends are reinvested after the deduction of withholding taxes and is denominated in U.S. dollars. The index is a free-float market capitalization-weighted index and inclusion criteria requires the constituents to have a free float market capitalization greater than US$500m and more than 50% of EBITDA is derived from Infrastructure or Utility businesses. Infrastructure and Utilities are defined as the permanent assets that a society requires to facilitate the orderly operation of an economy. Due to the large size and cost and often monopoly characteristics of these assets, Infrastructure and Utilities have historically been financed, built, owned and operated by the state. Infrastructure includes Transport (roads, airports, seaports, rail) and Communications (broadcast/mobile towers, satellites, fiber and copper cables). Utilities includes Energy (gas and electricity transmission, distribution and generation) and Water (irrigation, potable water, waste treatment).

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/12	FUND	UBS INDEX	MSCI INDEX
SIX MONTHS	8.52%	3.04%	9.36%
SINCE INCEPTION	15.58%	6.96%	12.01%

FRONTEGRA
HEXAM EMERGING MARKETS FUND

REPORT FROM HEXAM CAPITAL PARTNERS, LLP

Dear Shareholders:

The Frontegra HEXAM Emerging Markets Fund aims to achieve long-term capital growth by investing at least 80% of its net assets in securities of emerging market companies. The Fund's benchmark is the MSCI Emerging Markets Index (Net).

Performance Review

During the six months ended December 31, 2012, the Frontegra HEXAM Emerging Markets Fund returned 14.99%, net of fees, compared to 13.75% for the MSCI Emerging Markets Index (Net). For the year, the Fund returned 9.03%, net of fees, compared to 18.22% for the Index.

Portfolio Review and Strategy

Emerging markets were up 13.8% in USD terms for the reporting period, led by Turkey (+28.1%), Poland (+25.4%) and China (+18.4%). The Fund's significant overweight position in China was a strong positive contributor to the Fund's performance. Our stance that China's economy is not going to "hard land" was vindicated. The Chinese macro data has been consistently strong, indicating that the economic stimulus measures taken by the Chinese government were effective. The data points indicate a more sustained economic recovery led by fixed asset investment by businesses and increases in domestic consumption rather than excess liquidity (as witnessed in the aftermath of the 2008 crisis). The transition of power in China largely feared by investors occurred without any surprises. The new leadership pledged support for the domestic and global economy. Korea (+15.1%) also performed well as one of the biggest beneficiaries of the strength of the Chinese economy. Strong contributors to the Fund's overall performance came from the Fund's underweight positions in Chile, Malaysia, Indonesia, Taiwan and Mexico.

Brazil (+8.4%) underperformed for the period as government intervention into businesses and industries kept investors at bay. The latest blow to the utilities sector in Brazil occurred when President Rousseff capped electricity tariffs. This action led to some index heavyweights in the sector losing more than 50% of their market capitalization in a matter of days. Russia (+12.0%) also underperformed the index as flows into the market remained anemic. Despite distressed valuations (Russia is currently trading at cheaper multiples than during the Yukos crisis) and improving fundamentals, the market remains at the mercy of foreign investors, with domestic pension fund participation still in a nascent stage. Both Brazil and Russia detracted from performance as did our underweight positions in Turkey and Poland.

At a stock selection level, the biggest contributor to the Fund's positive performance came from the Fund's Chinese holdings, Nine Dragons Paper Holdings and Kingboard Chemical Holdings. Nine Dragons is the largest containerboard producer in China with an estimated 23% market share. The company is well positioned to take advantage of the industry rebound and has a falling gearing ratio and abating financing costs. Given Nine Dragons largely completed its massive capacity expansion in 2012, we expect the company to see robust volume growth in the coming years when utilization of new capacity ramps up. The stock is trading at just 0.97x P/B. Kingboard Chemical, the largest printed circuit boards manufacturer in China and the third largest global manufacturer of paper laminates, was the second biggest contributor to return. The company is trading at just 0.6x P/B and its margins are highly geared to Chinese macro environment, which is on an improving trend.

The biggest detractor from the Fund's performance also came from a Chinese stock, Baidu, a leading internet search provider with a focus on Chinese web pages. It is the number one site in China in terms of traffic volume and reach. Baidu's share price corrected significantly after it announced Q4 revenue guidance that missed consensus by 1%-4%. Despite the short-term softness, we believe secular growth of the Chinese search market is intact. Importantly, advertisers believe the market's fixation with a few percentage point gain/loss in traffic share is irrelevant to the on-the-ground perception that Baidu is the "go to" platform for search advertising. Baidu now trades at 17.0x 2013E PE and 0.65x 2013E PEG. We believe the stock is inexpensive based on potential growth.

Despite the positive return for the index, the reporting period was characterized by ongoing volatility on the back of the U.S. elections, U.S. "fiscal cliff" concerns and European debt worries. Unsurprisingly, sector-wise, defensive sectors such as Consumer Staples, Health Care and Consumer Discretionary continued to perform well, rising 15.2%, 16.6% and 14.8%, respectively. The best performing sectors, however, were Information Technology (+16.6%) and Financials (+18.0%). The Fund benefitted from its overweight position in Financials, and our Chinese and Korean technology stocks fared well too.

We continued to stay overweight China, Korea, Russia and Brazil throughout the period. We believe the re-rating of China and the China proxies has barely started, and we will see much stronger relative gains going forward. We continued to look for new stock ideas, and the Fund saw several new additions to the portfolio during the second half of 2012.

Outlook

None of the fears (e.g. the break-up of the euro and an exit of Greece, China's hard landing, U.S. fiscal cliff concerns) that resulted in the unprecedented de-rating of cyclicals and high-beta investments materialized over the past three years. The ongoing sentiment-driven rotation into bonds and defensives is unsustainable, and we believe we saw first signs of the unwinding of that trade over the past several months. Although it is possible we may see some volatility going forward, we remain strongly convinced that valuation and fundamentals arguments will prevail over unjustifiable risk aversion. We expect equities, and active emerging markets equities in particular, to see significant inflows over the next year. The Fund is well positioned to take advantage of all these changes.

Thank you for your continued support.

Bryan Collings, CFA	Grant Shotter, CFA
Managing Partner and Portfolio Manager HEXAM Capital Partners, LLP	Partner and Portfolio Manager HEXAM Capital Partners, LLP
Stuart Richards	Marina Akopian
Partner and Portfolio Manager HEXAM Capital Partners, LLP	Partner and Portfolio Manager HEXAM Capital Partners, LLP

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/20/10 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/20/10 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/12	FUND	INDEX
SIX MONTHS	14.99%	13.75%
ONE YEAR	9.03%	18.22%
AVERAGE ANNUAL SINCE INCEPTION	(12.08)%	0.00%

FRONTEGRA
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontegra Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Anticipate positive revisions by analysts and investors by conducting fundamental research that provides unique insights into the perception gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the perception gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the period July 1, 2012 through December 31, 2012, returning 4.17% (net of fees) vs. 5.31% for the Index. For the year, the Fund returned 17.91%, net of fees, compared to the benchmark's return of 14.59%.

Sector allocation and stock selection were both slight contributors to the underperformance. Stock selection was positive in the majority of sectors but that was more than offset by subpar performance within Technology. Good stock selection within Health Care and Financial Services were positive contributors to performance. An overweight position in Technology was a negative contributor to performance, while an underweight in Consumer Staples was a positive contributor. All other sector tilts had a negligible impact on performance.

As we expected, the individual stocks that outperformed during the period tended to be those with the largest perception gaps. The period saw modest gains for the index in Q3 followed by a flattish Q4. The markets seemed to be in a transition period as focus shifted from the macro issues in Europe to fiscal issues domestically. Economically sensitive sectors like Financials and Consumer Discretionary outperformed as the appetite for big ticket consumer purchases like autos and housing increased. Companies with strong business models and secular growth drivers such as Capital Senior Living, Lithia Motors and Tree.com contributed most to the outperformance. Stocks levered to a housing recovery such as Ryland Group, Ellie Mae and Eagle Materials were also strong performers. Kenexa was a strong contributor as it was acquired during the period, while Technology stocks Tangoe, Allot Communications and Radware hurt performance.

Portfolio Outlook

The benchmark was up slightly during Q4 as the gains from Q3 were digested by the market. In November and December, we felt we were negatively impacted by the pending increase in tax rates as strong performing stocks were sold to harvest gains and avoid taxes. Poor performing stocks were held onto for the same reasons. Despite the focus on fiscal issues in Q4, we saw many encouraging signs that the market will start to embrace and reward company specific fundamentals. Correlations among stocks have dropped, bond yields in Europe have fallen and volatility has retreated to multi-year lows. Stronger economic data in the U.S. housing market has led to a generally optimistic outlook. This may lead to a sustained increased pace of recovery within the economy. Stubbornly high unemployment, geopolitical risks, slowing growth in China and Europe's recession are issues that investors are fully aware of and have largely discounted in the market. During the last few months, the close relative performance of the portfolio versus the index was a function of the market digesting some of these concerns weighted against positive company fundamentals. We are optimistic that the tide is turning and that we should see investors start to embrace company specific secular growers as macro concerns fade and the credit crisis becomes a more distant memory.

On a micro level, companies within our portfolio maintained a constructive outlook on the economy and mostly exceeded analyst expectations. Corporate balance sheets are generally sound, and companies are generating ample cash flow which enables them to increase cash deployment in the form of dividends, share buybacks or accretive acquisitions. We believe that positive corporate fundamentals will lead to the potential for increased M&A activity which could benefit the companies we own as both buyers and potential acquisition targets. This thesis came to fruition as Kenexa and Schiff Nutrition were acquired at a significant premium. Other companies such as Stratasys, Air Methods, Acadia Healthcare, and Capital Senior Living all made strategic acquisitions that were accretive and were well received by the market. Our analysis continues to confirm our optimism regarding the fundamental strength of the companies in our portfolio. In particular, meetings with company management teams and other fundamental data points indicate that many companies continue to achieve robust growth and that significant perception gaps still exist. More attention will continue to be given to company specific fundamentals as systemic risks have lessened considerably.

We believe we are positioned in companies with secular growth tailwinds and positive company specific fundamentals that should be rewarded going forward. We are optimistic that once we clear the final fiscal hurdle of the debt ceiling debate, valuation multiples will expand. We are well positioned to outperform once the fiscal questions are answered. According to a recent industry report, the number one factor explaining outperformance once stock correlations start to drop is positive earnings revisions, which is what our disciplined approach is centered on.

During the period, we continued to focus on finding robust and sustainable growers with company-specific perception gaps. The results from our bottom-up stock picking process resulted in modest changes in portfolio sector allocation. We continue to be overweight in Consumer Discretionary, and underweight Consumer Staples, Energy and Utilities. The biggest changes included the Technology sector going from a significant overweight to a slight underweight and Materials going from a modest underweight to a modest overweight during the period. An overweight position in Financial Services grew during the period while Health Care went from a slight overweight to slight underweight. We took advantage of the declining volatility during the fourth quarter by adding and initiating positions in companies where we believe there is secular growth that the market has underestimated. This is classic perception gap investing. Looking ahead, we are confident that our bottom-up process will continue to add value for shareholders.

Thank you for your continued support.

Sincerely,

Brandon Nelson, CFA
Chief Investment Officer Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/12	FUND	INDEX
SIX MONTHS	4.17%	5.31%
ONE YEAR	17.91%	14.59%
AVERAGE ANNUAL SINCE INCEPTION	4.05%	3.70%

FRONTEGRA
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontegra Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The objective is relative to, and measured against, the Russell 2000® Value Index.

Performance Review

During the six month period ended December 31, 2012, the Frontegra Netols Small Cap Value Fund (Institutional Class) returned 8.18%, net of fees, compared to 9.07% for the Russell 2000 Value Index. For the year, the Fund returned 13.57%, net of fees, compared to 18.05% for the Index.

Portfolio Review

During the second half of 2012, investors began to look past the issues that previously increased market volatility and focused more on the underlying economy. The continued slowdown in Europe, drought conditions in the U.S., the presidential election, fiscal cliff, and debt ceiling did not create the same level of market anxiety as seen over the past few years. The Federal Reserve attempted to ease the markets with another round of quantitative easing ahead of the election and debt issues. Additionally, investors appeared to accept the fact that these issues are now part of the economic landscape and turned their attention to the domestic economy that continues to heal despite issues coming out of Washington D.C. These factors pushed investors into riskier assets. As a result, Materials, Consumer Discretionary, and Industrial sectors outperformed in the second half of 2012, while Health Care lagged during the period.

Positive Contributions to Relative Performance in the Second Half of 2012:

•  Stock selection in Industrial and Health Care sectors

•  Overweight in Health Care sector

•  Best performing stocks for the period: Sunrise Senior Living, Walter Investment Management, Genesee & Wyoming, Robbins & Myers, and TriMas

Negative Contributions to Relative Performance in the Second Half of 2012:

•  Stock selection in Energy and Materials sectors

•  Underweight in Financials sector

•  Worst performing stocks for the period: Accuride, Coinstar, Ciber, Willbros, and TreeHouse Foods

Portfolio Outlook

Overall, we believe the economy should remain on a path of modest growth. Despite many issues including higher taxes and unresolved federal budget issues, the underpinnings of the economy appear to be strengthening. Resolution of these issues could lead to increased hiring and consumer confidence. Domestically, low gas prices, lower mortgage rates, and expanding credit could provide an added uplift to the economy. Internationally, reacceleration of China's economy could once again help the economy and markets. Furthermore, it appears that resolution of any issues in Washington would only enhance the potential for improved economic growth.

Thank you for your continued support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/16/05 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/12	FUND	INDEX
SIX MONTHS	8.18%	9.07%
ONE YEAR	13.57%	18.05%
FIVE YEAR AVERAGE ANNUAL	2.87%	3.55%
AVERAGE ANNUAL SINCE INCEPTION	5.13%	3.88%

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FRONTEGRA
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontegra Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Value Index.

Performance Review

During the six month period ended December 31, 2012, the Frontegra Phocas Small Cap Value Fund returned 6.03%, net of fees, compared to the 9.07% return of the benchmark, the Russell 2000 Value Index. For the year, the Fund returned 9.75%, net of fees, compared to 18.05% for the Index.

Portfolio Review and Strategy

2012 was a year fraught with challenges for investors, and nothing seemed certain. Political turmoil unfolded in Europe as certain countries such as Greece, Spain and Italy attempted to remain solvent through sizable austerity measures. Here in the United States, it was a year of political bruising between the two major political parties fighting to set America's direction, but also not being able to come to terms with tax policy until the 11th hour, literally, of New Year's Eve. Potentially frightening outcomes left investors diving for safety, then charging ahead at opportunities, then scratching their heads trying to decide which way to turn. While stocks did well in 2012, many in the more economically sensitive areas like Industrials, Technology, and Energy, are actually quite reasonably priced which means we may see some good returns here, while the safer areas in Utilities, Telecommunications, and Consumer Staples may lag.

For the third quarter of 2012, the strongest relative performers in the Fund were Health Care, Information Technology, and Energy. On the positive side, our portfolio finally realized a takeout of one of our major positions, Par Pharmaceutical, which helped to boost the performance of our Health Care sector. Though we outperformed within Information Technology, the sector still underperformed the average index return. Unfortunately, some of the other major sectors were significant relative underperformers. The worst sectors were Materials, Consumer Staples, Industrials, and Financials. Consumer Discretionary was relatively flat versus the benchmark. Though Materials represents only 5% of the benchmark, many of the stocks within the index are mining/metals related companies as well as paper companies, neither of which the Fund owned at this time. Within Industrials, our largest positions had too much international revenue exposure, which greatly penalized them relative to pure domestic companies.

As usual, earnings disappointments, no matter how small or significant, were met with share price compression inconsistent with the actual underlying financial performance — that may be because of factors including money flows affecting sector ETFs. High beta stocks and less liquid names continue to be excessively punished if on the wrong side of earnings estimates.

For the fourth quarter, there was weaker performance from the Energy, Materials and Health Care sectors. Consumer Staples, though a small weight, continued to be a drag on the Fund, due to weakness in two of our three holdings. Within Consumer Discretionary, there was negative performance, but all of that continued to be driven by lack of exposure to the homebuilding industry which ran up significantly during the quarter, as well as the year. No exposure to homebuilding stocks cost the Fund during the quarter. There was also negative performance in Financials, most of it coming from underperformance within the insurance subsector. Cash was also a drag on performance. On the brighter side, Industrials added to performance, followed closely behind by Technology which was helped by two acquisitions during the quarter. Utilities were also modestly on the positive side of the ledger.

To position for the coming year, we increased the strategy's exposure to more inexpensive names within most sectors that might benefit from an improving economy. We maintained most of our names within Energy as they remain deep value. We added additional low valuation decile names within Materials: Boise and Kaiser Aluminum. We added underperforming names within Technology and Industrials: United Online, Euronet Worldwide, ValueClick, and Coinstar. In the Financial sector, we added some of the weaker bank stocks such as United Community Bank and Park Sterling Bank. In exchange, we sold out of positions that were in the higher decile ranks in order to take advantage of the valuation arbitrage.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager Phocas Financial Corporation	Portfolio Manager Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  9/29/06 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/29/06. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/12	FUND	INDEX
SIX MONTHS	6.03%	9.07%
ONE YEAR	9.75%	18.05%
FIVE YEAR AVERAGE ANNUAL	4.65%	3.55%
AVERAGE ANNUAL SINCE INCEPTION	3.98%	2.55%

LOCKWELL SMALL CAP VALUE FUND

REPORT FROM LOCKWELL INVESTMENTS, LLC

Dear Fellow Shareholders:

The Lockwell Small Cap Value Fund strives to take advantage of a number of investor biases which are particularly prevalent within the small cap equity universe. These biases result in an opportunity set of high-quality companies whose valuations, in our opinion, do not accurately reflect the attractiveness of their franchises or business prospects. The strategy attempts to exploit these biases by using an intensive, bottom-up, research-focused process; seeking high-quality companies with specific catalysts; and becoming involved with company managements when appropriate.

Performance Review

The Lockwell Small Cap Value Fund returned 11.71%, net of fees, for the six months ending December 31, 2012, versus the benchmark Russell 2000® Value Index return of 9.07%.

During this period, outperformance was largely the result of strong stock selection. Specifically, stock selection within Financials contributed 4.97% to outperformance. While selection was strong across the sector with eleven stocks in the sector returning greater than 20% during the six month period, two stocks performed extremely well. Ocwen Financial, a servicer of sub-prime mortgages, returned 84.19% during the period, while Greenhill & Co, a boutique investment bank, returned 47.87%. Additionally, strong security selection in Consumer Staples and Consumer Discretionary and an overweight position to the Industrial and Materials sectors also aided performance. On the downside, security selection in Energy detracted from performance as our theses on several securities have yet to play out.

Our overall sector positioning didn't significantly change during the second half of 2012. We continue to be overweight Industrials and Materials and underweight Financials. Additionally, we continue to maintain a frictional cash position of 3-5% in the portfolio. Given the positive performance of the Fund during the second half of the year, the cash position slightly detracted from portfolio performance.

Portfolio Outlook

The second half of 2012 had many similarities to the second half of 2011, with most markets continuing to be highly correlated and focused on macroeconomic issues although to a lesser extent than in 2011. Similar to 2011, investors were still concerned about the strength of the Euro bloc, the uncertainty of how the U.S. would handle fiscal issues and slowing economic growth across regions. However, markets in general reacted better in 2012 with greater clarity on central bank policy, the outcome of the U.S. elections and improving, albeit mildly, economic data in many parts of the world. Also similar to 2011, small cap companies continued to produce strong profits and cash flow. Many companies continued to buy back stock and/or paid dividends with their excess cash. We believe small cap valuations are relatively close to fair value at this point and companies continue to be cautious with regard to their earnings forecasts for 2013. Our expectation for the first half of 2013 is that companies will deliver reasonable earnings, but without meaningful top line growth, they will likely not see much margin improvement as most cost cutting opportunities have already been realized. While merger and acquisition activity started to accelerate in the second half of 2012, we won't be surprised to see this to continue to grow during 2013 given the strength of balance sheets and still reasonable valuations. Since these events are nearly impossible to predict, we will continue to spend our efforts searching for undervalued securities that have identifiable catalysts. Over the longer-term, we believe the fundamentals of these companies will produce superior stock price performance that will benefit our shareholders.

Thank you for your continued support.

Richard Glass, CFA

Principal
Lockwell Investments, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  7/01/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 7/01/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/12	FUND	INDEX
SIX MONTHS	11.71%	9.07%
ONE YEAR	19.23%	18.05%
AVERAGE ANNUAL SINCE INCEPTION	4.21%	3.89%

Frontegra Funds

EXPENSE EXAMPLE

December 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra RobecoSAM Global Equity, Frontegra MFG Global Equity, Frontegra MFG Core Infrastructure, Frontegra HEXAM Emerging Markets and Lockwell Small Cap Value Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 – 12/31/12).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds

EXPENSE EXAMPLE (continued)

December 31, 2012 (Unaudited)

	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Annualized Expense Ratio*	Expenses Paid During the Period*
RobecoSAM Global Equity Fund
Actual Fund Return	$1,000.00	$1,084.50	1.20%	$6.30
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,101.80	0.80%	$4.24
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Core Infrastructure Fund
Actual Fund Return*	$1,000.00	$1,085.20	0.70%	$3.68
Hypothetical 5% Return**	$1,000.00	$1,021.68	0.70%	$3.57
HEXAM Emerging Markets Fund
Actual Fund Return	$1,000.00	$1,149.90	1.30%	$7.04
Hypothetical 5% Return	$1,000.00	$1,018.65	1.30%	$6.61
Timpani Small Cap Growth Fund
Actual Fund Return	$1,000.00	$1,041.70	1.10%	$5.66
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,081.80	1.10%	$5.77
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,080.80	1.50%	$7.87
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63
Phocas Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,060.30	1.03%	$5.36
Hypothetical 5% Return	$1,000.00	$1,020.00	1.03%	$5.25
Lockwell Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,117.10	1.10%	$5.87
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontegra RobecoSAM Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.1%
	Australia 1.9%
6,610	National Australia Bank Ltd.	$173,864
5,500	Westpac Banking Corp.	150,699
		324,563
	Canada 4.4%
1,890	Canadian Imperial Bank of Commerce	151,949
9,220	TELUS Corp.	603,420
		755,369
	France 5.1%
4,300	Cie de St-Gobain	184,660
13,500	Total SA	702,448
		887,108
	Germany 4.0%
3,000	Adidas AG	267,749
1,800	Fresenius SE & Co. KGaA	207,124
2,796	Henkel AG & Co. KGaA	230,031
		704,904
	Israel 0.6%
3,070	Teva Pharmaceutical Industries Ltd. - ADR	114,634
	Italy 4.8%
12,400	Eni SpA	303,771
26,600	Fiat Industrial SpA	291,420
50,900	Snam SpA	237,580
		832,771
	Japan 5.7%
8,200	Keihin Corp.	117,614
46,000	Marubeni Corp.	330,061
37,800	Stanley Electric Co. Ltd.	537,257
		984,932
	Netherlands 3.4%
6,700	Koninklijke DSM NV	408,338
6,703	Koninklijke Philips Electronics NV	177,498
		585,836
Number of Shares		Value
	Norway 2.4%
4,900	Aker Solutions ASA	$101,472
24,200	DnB NOR ASA	309,316
		410,788
	Switzerland 11.8%
8,000	Noble Corp.	278,560
2,750	Roche Holding AG	555,998
5,600	Swiss RE AG	405,993
850	Swisscom AG	368,317
1,650	Zurich Insurance Group AG	442,131
		2,050,999
	United Kingdom 7.7%
75,670	Barclays PLC	328,711
99,970	BT Group PLC	381,407
166,700	Legal & General Group PLC	399,727
52,100	WM Morrison Supermarkets PLC	223,701
		1,333,546
	United States 45.3%
11,500	Dell, Inc.	116,495
3,600	E. I. du Pont de Nemours & Co.	161,892
2,500	Emerson Electric Co.	132,400
23,830	Hartford Financial Services Group, Inc.	534,745
4,768	Hewlett-Packard Co.	67,944
2,855	International Business Machines Corp.	546,876
6,536	Kimberly-Clark Corp.	551,834
8,000	Life Technologies Corp. (a)	392,640
8,636	Limited Brands, Inc.	406,410
300	MasterCard, Inc. - Class A	147,384
2,806	McDonald's Corp.	247,517
19,190	Microsoft Corp.	512,949
8,631	Occidental Petroleum Corp.	661,221
18,400	Oracle Corp.	613,088
2,450	Parker-Hannifin Corp.	208,397
27,006	Pfizer, Inc.	677,311
10,850	Reynolds American, Inc.	449,516

The accompanying notes are an integral part of these financial statements.

Frontegra RobecoSAM Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.1% (continued)
	United States 45.3% (continued)
6,800	SanDisk Corp. (a)	$296,208
12,800	The Kroger Co.	333,056
8,692	The Procter & Gamble Co.	590,100
1,700	UnitedHealth Group, Inc.	92,208
3,500	Wells Fargo & Co.	119,630
		7,859,821
	Total Common Stocks
	(Cost $14,229,892)	16,845,271
SHORT-TERM INVESTMENTS 2.8%
	Investment Company 2.8%
476,639	STIT-STIC Prime Portfolio - Institutional Class, 0.09%	476,639
	Total Short-Term Investments
	(Cost $476,639)	476,639
	Total Investments 99.9%
	(Cost $14,706,531)	17,321,910
	Other Assets in Excess of Liabilities 0.1%	19,789
	TOTAL NET ASSETS 100.0%	$17,341,699

(a)  Non-Income Producing.

ADR - American Depositary Receipt.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	17.4%
Consumer Staples	13.7
Information Technology	13.3
Energy	11.8
Health Care	11.7
Consumer Discretionary	9.1
Telecommunication Services	7.8
Industrials	7.6
Materials	3.3
Utilities	1.4
Total Common Stocks	97.1
Total Short-Term Investments	2.8
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.8%
	France 4.7%
90,316	Danone	$5,968,949
	Netherlands 1.5%
50,544	Unilever NV	1,934,006
	Switzerland 10.1%
75,779	Nestle SA	4,944,085
123,093	Novartis AG	7,776,189
		12,720,274
	United Kingdom 6.2%
1,406,766	Tesco PLC	7,749,319
	United States 74.3%
81,671	American Express Co.	4,694,449
18,407	Colgate-Palmolive Co.	1,924,268
110,166	eBay, Inc. (a)	5,620,669
131,357	General Mills, Inc.	5,308,135
11,726	Google, Inc. - Class A (a)	8,318,073
67,249	Johnson & Johnson	4,714,155
196,194	Lowe's Companies, Inc.	6,968,811
8,737	MasterCard, Inc. - Class A	4,292,313
63,770	McDonald's Corp.	5,625,152
192,502	Mondelez International, Inc. - Class A	4,903,026
77,164	State Street Corp.	3,627,480
77,072	Target Corp.	4,560,350
167,187	The Bank of New York Mellon Corp.	4,296,706
44,514	The Coca-Cola Co.	1,613,633
139,203	U.S. Bancorp	4,446,144
36,264	Visa, Inc. - Class A	5,496,896
80,003	Wal-Mart Stores, Inc.	5,458,605
151,531	Wells Fargo & Co.	5,179,330
99,128	Yum! Brands, Inc.	6,582,099
		93,630,294
	Total Common Stocks
	(Cost $114,175,111)	122,002,842
Number of Shares		Value
SHORT-TERM INVESTMENTS 2.2%
	Investment Company 2.2%
2,807,729	STIT-STIC Liquid Assets Portfolio - Institutional Class, 0.17%	$2,807,729
	Total Short-Term Investments
	(Cost $2,807,729)	2,807,729
	Total Investments 99.0%
	(Cost $116,982,840)	124,810,571
	Other Assets in Excess of Liabilities 1.0%	1,266,021
	TOTAL NET ASSETS 100.0%	$126,076,592

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Staples	35.2%
Information Technology	18.8
Financials	17.7
Consumer Discretionary	15.2
Health Care	9.9
Total Common Stocks	96.8
Total Short-Term Investments	2.2
Total Investments	99.0
Other Assets in Excess of Liabilities	1.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.3%
	Australia 8.0%
5,190	APA Group	$29,962
8,135	DUET Group	17,648
13,024	Envestra Ltd.	12,789
26,305	SP AusNet	30,570
11,844	Spark Infrastructure Group	20,707
15,656	Sydney Airport	55,150
12,158	Transurban Group	77,284
		244,110
	Austria 0.3%
185	Flughafen Wien AG	10,562
	Belgium 0.7%
494	Elia System Operator SA/NV	22,300
	Canada 9.4%
1,095	Emera, Inc.	38,243
2,290	Enbridge, Inc.	99,041
1,591	Fortis, Inc.	54,734
1,889	TransCanada Corp.	89,294
331	Valener, Inc.	5,341
		286,653
	France 7.2%
834	Aeroports de Paris	64,571
1,852	Eutelsat Communications SA	61,598
3,204	SES SA - ADR	92,278
		218,447
	Germany 2.1%
820	Fraport AG Frankfurt Airport Services Worldwide	47,836
638	Hamburger Hafen und Logistik AG	15,076
		62,912
	Hong Kong 2.8%
10,008	Power Assets Holdings Ltd.	85,865
Number of Shares		Value
	Italy 10.1%
1,772	ACEA SpA	$10,667
5,464	Atlantia SpA	99,218
13,073	Gemina SpA (a)	18,620
19,848	Snam SpA	92,642
2,009	Societa Iniziative Autostradali e Servizi SpA	18,826
16,933	Terna Rete Elettrica Nazionale SpA	67,762
		307,735
	Mexico 2.2%
3,531	Grupo Aeroportuario del Centro Norte SAB de CV	9,588
4,966	Grupo Aeroportuario del Pacifico SAB de CV - Class B	28,364
2,630	Grupo Aeroportuario del Sureste SAB de CV - Class B	29,907
		67,859
	Netherlands 2.5%
1,073	Koninklijke Vopak NV	75,848
	New Zealand 1.4%
10,822	Auckland International Airport Ltd.	23,954
8,376	Vector Ltd.	18,934
		42,888
	Spain 6.6%
6,137	Abertis Infraestructuras SA	101,361
2,129	Enagas SA	45,612
1,138	Red Electrica Corp. SA	56,213
		203,186
	Switzerland 0.8%
53	Flughafen Zuerich AG	24,541
	United Kingdom 7.8%
7,796	National Grid PLC	89,416
3,214	Pennon Group PLC	32,806

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.3% (continued)
	United Kingdom 7.8% (continued)
2,002	Severn Trent PLC	$51,516
5,744	United Utilities Group PLC	63,234
		236,972
	United States 36.4%
174	ALLETE, Inc.	7,131
620	Alliant Energy Corp.	27,224
1,671	American Electric Power Co., Inc.	71,319
96	American States Water Co.	4,606
981	American Water Works Co., Inc.	36,424
718	Aqua America, Inc.	18,251
472	Atmos Energy Corp.	16,577
278	Avista Corp.	6,703
216	California Water Service Group	3,964
2,072	CenterPoint Energy, Inc.	39,886
81	CH Energy Group, Inc.	5,283
287	Cleco Corp.	11,483
1,620	Consolidated Edison, Inc.	89,975
904	DTE Energy Co.	54,285
1,143	Duke Energy Corp.	72,924
195	El Paso Electric Co.	6,222
666	Great Plains Energy, Inc.	13,526
241	IDACORP, Inc.	10,447
377	Integrys Energy Group, Inc.	19,687
264	ITC Holdings Corp.	20,304
112	MGE Energy, Inc.	5,706
1,351	NiSource, Inc.	33,626
876	Northeast Utilities	34,234
137	Northwest Natural Gas Co.	6,055
193	NorthWestern Corp.	6,703
1,153	NV Energy, Inc.	20,915
1,105	Pepco Holdings, Inc.	21,669
2,124	PG&E Corp.	85,343
375	Piedmont Natural Gas Co., Inc.	11,741
533	Pinnacle West Capital Corp.	27,172
422	PNM Resources, Inc.	8,655
Number of Shares		Value
	United States 36.4% (continued)
369	Portland General Electric Co.	$10,096
989	Questar Corp.	19,543
621	SCANA Corp.	28,342
46	SJW Corp.	1,224
235	Southwest Gas Corp.	9,966
1,050	TECO Energy, Inc.	17,598
215	The Empire District Electric Co.	4,382
1,700	The Southern Co.	72,778
263	UIL Holdings Corp.	9,418
177	UNS Energy Corp.	7,508
400	Vectren Corp.	11,760
549	Westar Energy, Inc.	15,712
1,094	Wisconsin Energy Corp.	40,314
2,427	Xcel Energy, Inc.	64,825
		1,111,506
	Total Common Stocks
	(Cost $2,743,717)	3,001,384
CLOSED-END FUNDS 0.8%
	United Kingdom 0.8%
6,735	HICL Infrastructure Co. Ltd.	13,608
5,509	International Public Partnerships Ltd.	11,240
	Total Closed-End Funds
	(Cost $22,700)	24,848
POOLED INVESTMENT VEHICLE 0.6%
	Australia 0.6%
5,505	Australian Infrastructure Fund	17,854
	Total Pooled Investment Vehicle
	(Cost $11,272)	17,854

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 0.3%
	Investment Company 0.3%
10,195	STIT-STIC Liquid Assets Portfolio - Institutional Class, 0.15%	$10,195
	Total Short-Term Investments
	(Cost $10,195)	10,195
	Total Investments 100.0%
	(Cost $2,787,884)	3,054,281
	Other Assets in Excess of Liabilities 0.0%	254
	TOTAL NET ASSETS 100.0%	$3,054,535

(a)  Non-Income Producing.

ADR - American Depositary Receipt.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	28.1%
Transmission & Distribution	20.9
Gas	14.4
Airport	10.3
Toll Road	9.7
Water Utility	6.9
Communications	5.0
Port	3.0
Total Common Stocks	98.3
Social	0.8
Total Closed-End Funds	0.8
Airport	0.6
Total Pooled Investment Vehicle	0.6
Total Short-Term Investments	0.3
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 90.2%
	Brazil 16.0%
60,900	All America Latina Logistica SA	$247,169
68,700	JBS SA (a)	201,319
72,700	OGX Petroleo e Gas Participacoes SA (a)	155,519
239,400	PDG Realty SA Empreendimentos e Participacoes	387,015
40,004	Petroleo Brasileiro SA - ADR	778,878
27,200	SLC Agricola SA	263,697
41,577	Tim Participacoes SA - ADR	824,055
50,943	Vale SA - ADR	1,067,765
		3,925,417
	China 17.6%
5,858	Baidu, Inc. - ADR (a)	587,499
324,288	BBMG Corp.	302,055
1,279,000	China Construction Bank Corp.	1,045,214
243,000	CNOOC Ltd.	535,332
67,500	Ping An Insurance (Group) Company of China Ltd.	575,755
1,336,000	Prince Frog International Holdings Ltd.	569,154
9,778	Youku Tudou, Inc. (a)	178,351
304,600	ZTE Corp.	522,998
		4,316,358
	Hong Kong 9.9%
302,000	China Unicom United Network Communications Group Co. Ltd.	491,030
1,379,000	Industrial & Commercial Bank of China	995,330
69,000	Kingboard Chemical Holdings Ltd.	249,166
749,213	Nine Dragons Paper Holdings Ltd.	696,095
		2,431,621
	Kazakhstan 6.0%
73,834	Kazakhmys PLC	954,285
216,891	Uranium One, Inc. (a)	512,410
		1,466,695
Number of Shares		Value
	Russian Federation 11.0%
45,817	Etalon Group Ltd. (a)	$249,703
78,595	Evraz PLC	337,309
59,904	Gazprom OAO - ADR	578,999
50,861	Magnitogorsk Iron & Steel Works - GDR (a)	229,059
9,370	Mobile Telesystems OJSC	174,751
208,912	Sberbank of Russia	651,263
25,390	Sberbank of Russia - ADR	318,317
9,201	X5 Retail Group NV - GDR (a)	166,554
		2,705,955
	South Africa 1.2%
9,385	Anglo American PLC	295,846
	South Korea 23.6%
4,540	GS Engineering & Construction Corp.	245,788
9,588	Hankook Tire Worldwide Co. Ltd. (a)	420,908
5,681	Hyundai Engineering & Construction Co. Ltd.	374,507
2,057	Hyundai Mobis	558,083
29,525	KB Financial Group, Inc.	1,054,601
2,470	LG Chem Ltd.	772,003
1,459	NCSoft Corp.	206,461
1,147	POSCO	375,746
568	Samsung Electronics Co. Ltd.	816,103
1,779	Samsung Fire & Marine Insurance Co. Ltd.	361,400
25,670	SK Hynix, Inc. (a)	624,289
		5,809,889
	Taiwan 1.6%
29,000	Catcher Technology Co. Ltd.	145,643
100,000	Quanta Computer, Inc.	236,678
		382,321

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 90.2% (continued)
	Zambia 3.3%
37,322	First Quantum Minerals Ltd.	$822,082
	Total Common Stocks
	(Cost $23,745,635)	22,156,184
PREFERRED STOCKS 6.4%
	Brazil 6.4%
44,627	Banco Bradesco SA - ADR	775,171
48,436	Itau Unibanco Holding SA - ADR	797,257
		1,572,428
	Total Preferred Stocks
	(Cost $1,802,337)	1,572,428
SHORT-TERM INVESTMENTS 3.5%
	Investment Company 3.5%
852,051	Fidelity Institutional Money Market Portfolio, 0.18%	852,051
	Total Short-Term Investments
	(Cost $852,051)	852,051
	Total Investments 100.1%
	(Cost $26,400,023)	24,580,663
	Liabilities in Excess of Other Assets (0.1)%	(18,396)
	TOTAL NET ASSETS 100.0%	$24,562,267

(a)  Non-Income Producing.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	29.4%
Basic Materials	22.9
Technology	12.2
Oil & Gas	8.3
Consumer Goods	8.2
Industrials	8.1
Telecommunications	6.1
Consumer Services	1.4
Total Common and Preferred Stocks	96.6
Total Short-Term Investments	3.5
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.9%
	Consumer Discretionary 18.2%
1,365	American Woodmark Corp. (a)	$37,974
1,000	Asbury Automotive Group, Inc. (a)	32,030
906	Brunswick Corp.	26,356
1,935	Conn's, Inc. (a)	59,366
592	Dorman Products, Inc.	20,921
2,805	Grand Canyon Education, Inc. (a)	65,833
695	Jack In the Box, Inc. (a)	19,877
2,759	LeapFrog Enterprises, Inc. (a)	23,810
1,812	Lithia Motors, Inc. - Class A	67,806
3,437	Multimedia Games Holdings Co., Inc. (a)	50,558
247	Polaris Industries, Inc.	20,785
1,453	The Ryland Group, Inc.	53,035
116	Tile Shop Holdings, Inc. (a)	1,952
589	Ulta Salon, Cosmetics & Fragrance, Inc.	57,875
631	Vitamin Shoppe, Inc. (a)	36,194
		574,372
	Consumer Staples 0.7%
3,603	Inventure Foods, Inc. (a)	23,383
	Energy 3.4%
1,402	Diamondback Energy, Inc. (a)	26,806
248	Geospace Technologies Corp. (a)	22,040
689	Oasis Petroleum, Inc. (a)	21,910
781	Rosetta Resources, Inc. (a)	35,426
		106,182
	Financial Services 11.5%
32	Altisource Asset Management Corp. (a)	2,608
318	Altisource Portfolio Solutions SA (a)(b)	27,556
106	Altisource Residential Corp. - Class B (a)	1,679
1,530	CoreLogic, Inc. (a)	41,188
Number of Shares		Value
	Financial Services 11.5% (continued)
2,710	Homeowners Choice, Inc.	$56,341
4,497	Market Leader, Inc. (a)	29,455
509	Nationstar Mortgage Holdings, Inc. (a)	15,768
397	Texas Capital Bancshares, Inc. (a)	17,794
2,648	Tree.com, Inc.	47,744
3,701	United Insurance Holdings Corp.	22,577
1,368	ViewPoint Financial Group, Inc.	28,645
1,286	Walter Investment Management Corp. (a)	55,324
210	WEX, Inc. (a)	15,828
		362,507
	Health Care 19.2%
1,043	Acadia Healthcare Company, Inc. (a)	24,333
1,395	Air Methods Corp.	51,462
2,073	Akorn, Inc. (a)	27,695
4,676	Capital Senior Living Corp. (a)	87,394
1,112	Catamaran Corp. (a)(b)	52,386
1,748	Conceptus, Inc. (a)	36,725
1,029	Cyberonics, Inc. (a)	54,054
2,277	Cynosure, Inc. - Class A (a)	54,899
457	Greenway Medical Technologies, Inc. (a)	7,020
829	Jazz Pharmaceuticals, Inc. (a)(b)	44,103
1,881	Novadaq Technologies, Inc. (a)(b)	16,703
1,858	Team Health Holdings, Inc. (a)	53,455
8,480	TearLab Corp. (a)	34,768
2,451	Vocera Communications, Inc. (a)	61,520
		606,517
	Materials & Processing 12.3%
2,455	American Vanguard Corp.	76,277
2,037	Apogee Enterprises, Inc.	48,827
1,141	Beacon Roofing Supply, Inc. (a)	37,972
1,167	Eagle Materials, Inc.	68,270
739	Patrick Industries, Inc. (a)	11,499

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.9% (continued)
	Materials & Processing 12.3% (continued)
1,417	Quanex Building Products Corp.	$28,921
949	Trex Co., Inc. (a)	35,331
588	Valmont Industries, Inc.	80,291
		387,388
	Producer Durables 16.4%
298	Allegiant Travel Co. (a)	21,876
1,195	Barrett Business Services, Inc.	45,518
647	CoStar Group, Inc. (a)	57,822
1,617	InnerWorkings, Inc. (a)	22,282
459	Lindsay Corp.	36,775
1,755	MasTec, Inc. (a)	43,752
397	MAXIMUS, Inc.	25,098
2,826	On Assignment, Inc. (a)	57,311
1,755	OSI Systems, Inc. (a)	112,391
1,239	Team, Inc. (a)	47,132
223	TransDigm Group, Inc.	30,408
974	WageWorks, Inc. (a)	17,337
		517,702
	Technology 17.3%
1,492	Bottomline Technologies, Inc. (a)	39,374
1,359	Callidus Software, Inc. (a)	6,170
783	CommVault Systems, Inc. (a)	54,583
919	Demandware, Inc. (a)	25,107
2,662	Ellie Mae, Inc. (a)	73,871
4,753	Guidance Software, Inc. (a)	56,418
1,502	NeuStar, Inc. - Class A (a)	62,979
1,813	PROS Holdings, Inc. (a)	33,159
294	Radware Ltd. (a)(b)	9,702
1,473	Semtech Corp. (a)	42,643
330	Sourcefire, Inc. (a)	15,583
525	Stratasys Ltd. (a)(b)	42,079
2,835	Tangoe, Inc. (a)	33,651
551	Tyler Technologies, Inc. (a)	26,690
665	Ultratech, Inc. (a)	24,805
		546,814
Number of Shares		Value
	Utilities 0.9%
2,820	Pike Electric Corp.	$26,931
	Total Common Stocks
	(Cost $2,572,273)	3,151,796
SHORT-TERM INVESTMENTS 0.6%
	Investment Company 0.6%
19,012	STIT-STIC Prime Portfolio - Institutional Class, 0.09%	19,012
	Total Short-Term Investments
	(Cost $19,012)	19,012
	Total Investments 100.5%
	(Cost $2,591,285)	3,170,808
	Liabilities in Excess of Other Assets (0.5)%	(14,759)
	TOTAL NET ASSETS 100.0%	$3,156,049

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Health Care	19.2%
Consumer Discretionary	18.2
Technology	17.3
Producer Durables	16.4
Materials and Processing	12.3
Financial Services	11.5
Energy	3.4
Utilities	0.9
Consumer Staples	0.7
Total Common Stocks	99.9
Total Short-Term Investments	0.6
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.7%
	Consumer Discretionary 19.1%
64,296	Aaron's, Inc.	$1,818,291
316,426	Accuride Corp. (a)	1,015,727
79,376	ANN, Inc. (a)	2,686,084
65,859	Cabela's, Inc. (a)	2,749,613
53,137	Capella Education Co. (a)	1,500,058
39,616	Carter's, Inc. (a)	2,204,630
36,022	Coinstar, Inc. (a)	1,873,504
69,700	Domino's Pizza, Inc.	3,035,435
87,499	Ethan Allen Interiors, Inc.	2,249,599
50,972	Tenneco, Inc. (a)	1,789,627
56,519	The Cheesecake Factory, Inc.	1,849,302
23,188	Tractor Supply Co.	2,048,892
188,701	Zale Corp. (a)	775,561
		25,596,323
	Consumer Staples 5.1%
134,451	Boulder Brands, Inc. (a)	1,734,418
28,291	Casey's General Stores, Inc.	1,502,252
127,576	SunOpta, Inc. (a)(b)	718,253
38,779	TreeHouse Foods, Inc. (a)	2,021,549
17,120	United Natural Foods, Inc. (a)	917,461
		6,893,933
	Energy 4.6%
88,055	Bill Barrett Corp. (a)	1,566,498
73,128	Superior Energy Services, Inc. (a)	1,515,212
37,301	Whiting Petroleum Corp. (a)	1,617,744
288,418	Willbros Group, Inc. (a)	1,545,921
		6,245,375
	Financials 19.4%
32,871	Bank of Hawaii Corp.	1,447,967
67,816	Cedar Fair LP	2,268,445
56,437	Community Bank System, Inc.	1,544,116
54,327	Endurance Specialty Holdings Ltd. (b)	2,156,238
105,559	Glacier Bancorp, Inc.	1,552,773
475,412	MGIC Investment Corp. (a)	1,264,596
Number of Shares		Value
	Financials 19.4% (continued)
144,662	Old National Bancorp	$1,717,138
104,985	PHH Corp. (a)	2,388,409
40,901	Prosperity Bancshares, Inc.	1,717,842
111,018	Selective Insurance Group, Inc.	2,139,317
55,432	The Hanover Insurance Group, Inc.	2,147,436
68,745	Walter Investment Management Corp. (a)	2,957,410
73,367	Webster Financial Corp.	1,507,692
27,691	Westamerica Bancorporation	1,179,360
		25,988,739
	Health Care 9.0%
81,293	Acadia Healthcare Company, Inc. (a)	1,896,566
48,160	Haemonetics Corp. (a)	1,966,854
36,000	LifePoint Hospitals, Inc. (a)	1,359,000
28,895	Magellan Health Services, Inc. (a)	1,415,855
135,314	Merit Medical Systems, Inc. (a)	1,880,865
69,032	U.S. Physical Therapy, Inc.	1,901,141
76,500	VCA Antech, Inc. (a)	1,610,325
		12,030,606
	Industrials 14.4%
66,922	Actuant Corp. - Class A	1,867,793
150,174	Commercial Vehicle Group, Inc. (a)	1,232,928
36,228	General Cable Corp. (a)	1,101,693
20,881	Genesee & Wyoming, Inc. (a)	1,588,627
81,814	Herman Miller, Inc.	1,752,456
94,761	Titan International, Inc.	2,058,209
88,031	TriMas Corp. (a)	2,461,347
67,439	United Rentals, Inc. (a)	3,069,823
46,882	United Stationers, Inc.	1,452,873
31,872	Westinghouse Air Brake Technologies Corp.	2,790,075
		19,375,824

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.7% (continued)
	Information Technology 10.0%
323,269	Ciber, Inc. (a)	$1,079,718
185,299	Entegris, Inc. (a)	1,701,045
69,066	Fair Isaac Corp.	2,902,844
129,392	Fairchild Semiconductor International, Inc. (a)	1,863,245
34,274	Liquidity Services, Inc. (a)	1,400,436
148,903	Integrated Device Technology, Inc. (a)	1,086,992
88,527	Progress Software Corp. (a)	1,858,182
88,784	WMS Industries, Inc. (a)	1,553,720
		13,446,182
	Materials 5.5%
28,207	Acuity Brands, Inc.	1,910,460
37,577	Carpenter Technology Corp.	1,940,101
27,657	Compass Minerals International, Inc.	2,066,254
71,679	Intrepid Potash, Inc.	1,526,046
		7,442,861
	Real Estate Investment Trusts 8.4%
383,627	FelCor Lodging Trust, Inc. (a)	1,791,538
172,827	First Industrial Realty Trust, Inc. (a)	2,433,404
28,522	Mid-America Apartment Communities, Inc.	1,846,800
38,014	National Health Investors, Inc.	2,148,932
75,582	Sun Communities, Inc.	3,014,966
		11,235,640
	Utilities 1.2%
76,502	The Empire District Electric Co.	1,559,111
	Total Common Stocks
	(Cost $97,262,876)	129,814,594
Number of Shares		Value
SHORT-TERM INVESTMENTS 3.5%
	Investment Company 3.5%
4,707,803	Fidelity Institutional Money Market Portfolio, 0.09%	$4,707,803
	Total Short-Term Investments
	(Cost $4,707,803)	4,707,803
	Total Investments 100.2%
	(Cost $101,970,679)	134,522,397
	Liabilities in Excess of Other Assets (0.2)%	(269,513)
	TOTAL NET ASSETS 100.0%	$134,252,884

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	19.4%
Consumer Discretionary	19.1
Industrials	14.4
Information Technology	10.0
Health Care	9.0
Real Estate Investment Trusts	8.4
Materials	5.5
Consumer Staples	5.1
Energy	4.6
Utilities	1.2
Total Common Stocks	96.7
Total Short-Term Investments	3.5
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.7%
	Consumer Discretionary 11.0%
8,921	Belo Corp. - Class A	$68,424
981	Bob Evans Farms, Inc.	39,436
680	Cracker Barrel Old Country Store, Inc.	43,697
2,772	Dana Holding Corp.	43,271
1,752	Destination Maternity Corp.	37,773
662	Group 1 Automotive, Inc.	41,037
2,309	Harman International Industries, Inc.	103,074
1,311	Meredith Corp.	45,164
2,011	Perry Ellis International, Inc.	40,019
4,399	Pier 1 Imports, Inc.	87,980
1,107	Rent-A-Center, Inc.	38,037
10,538	Scientific Games Corp., Class A (a)	91,365
1,591	Steiner Leisure Ltd. (a)(b)	76,670
1,769	The Finish Line, Inc. - Class A	33,487
1,184	Wolverine World Wide, Inc.	48,520
		837,954
	Consumer Staples 2.2%
4,498	Darling International, Inc. (a)	72,148
1,588	Post Holdings, Inc. (a)	54,389
1,259	USANA Health Sciences, Inc. (a)	41,459
		167,996
	Energy 5.4%
7,391	Goodrich Petroleum Corp. (a)	68,884
3,118	Gulfport Energy Corp. (a)	119,170
1,041	Hornbeck Offshore Services, Inc. (a)	35,748
4,271	Kodiak Oil & Gas Corp. (a)(b)	37,798
1,130	PDC Energy, Inc. (a)	37,527
5,798	Rex Energy Corp. (a)	75,490
2,413	Swift Energy Co. (a)	37,136
		411,753
	Financials 23.1%
3,516	American Equity Investment Life Holding Co.	42,930
5,200	Banco Latinoamericano de Comerico Exterior S.A. (b)	112,112
Number of Shares		Value
	Financials 23.1% (continued)
4,769	Banner Corp.	$146,551
14,007	CNO Financial Group, Inc.	130,685
4,537	Columbia Banking System, Inc.	81,394
8,488	First Pactrust Bancorp, Inc.	104,148
9,950	Heritage Commerce Corp. (a)	69,451
11,176	ICG Group, Inc. (a)	127,742
4,695	Janus Capital Group, Inc.	40,001
4,368	National Financial Partners Corp. (a)	74,868
8,418	National Penn Bancshares, Inc.	78,456
1,297	Nelnet, Inc.	38,638
7,382	Park Sterling Corp. (a)	38,608
1,651	Primerica, Inc.	49,547
2,809	Protective Life Corp.	80,281
5,465	State Bank Financial Corp.	86,784
1,587	SVB Financial Group (a)	88,824
10,730	United Community Banks, Inc. (a)	101,076
6,303	Washington Banking Co.	85,847
13,219	Wilshire Bancorp, Inc. (a)	77,596
2,800	Wintrust Financial Corp.	102,760
		1,758,299
	Health Care 5.5%
3,814	Alkermes PLC (a)(b)	70,635
2,359	Orthofix International N.V. (a)(b)	92,779
2,756	PhotoMedex, Inc. (a)	39,989
1,381	United Therapeutics Corp. (a)	73,773
3,067	ViroPharma, Inc. (a)	69,805
1,565	WellCare Health Plans, Inc. (a)	76,200
		423,181
	Industrials 13.8%
12,980	Aceto Corp.	130,319
629	AMERCO, Inc.	79,763
2,229	Beacon Roofing Supply, Inc. (a)	74,181
2,193	Coinstar, Inc. (a)	114,058
1,162	Esterline Technologies Corp. (a)	73,915
2,695	MYR Group, Inc. (a)	59,964
1,880	Park-Ohio Holdings Corp. (a)	40,063

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.7% (continued)
	Industrials 13.8% (continued)
2,581	Performant Financial Corp.	$26,068
1,735	Spirit Airlines, Inc. (a)	30,744
3,027	Tetra Tech, Inc. (a)	80,064
2,260	Trinity Industries, Inc.	80,953
1,261	Triumph Group, Inc.	82,343
1,280	UniFirst Corp.	93,850
2,172	URS Corp.	85,273
		1,051,558
	Information Technology 12.0%
8,119	Compuware Corp. (a)	88,254
3,451	Ebix, Inc. (a)	55,458
5,373	Emulex Corp. (a)	39,223
2,924	Euronet Worldwide, Inc. (a)	69,006
6,447	Fairchild Semiconductor International, Inc. - Class A (a)	92,837
844	Itron, Inc. (a)	37,600
1,137	Measurement Specialties, Inc. (a)	39,067
5,658	Microsemi Corp. (a)	119,044
1,920	NeuStar, Inc. (a)	80,506
3,596	Progress Software Corp. (a)	75,480
2,873	SYNNEX Corp. (a)	98,774
6,830	United Online, Inc.	38,180
2,037	ValueClick, Inc. (a)	39,538
1,442	Verint Systems, Inc. (a)	42,337
		915,304
	Materials 5.4%
1,228	Ashland, Inc.	98,744
9,063	Boise, Inc.	72,051
2,062	Cabot Corp.	82,047
929	Kaiser Aluminum Corp.	57,310
2,781	Sensient Technologies Corp.	98,892
		409,044
	Real Estate Investment Trusts 12.2%
3,789	Acadia Realty Trust	95,028
3,148	Colonial Properties Trust	67,273
2,618	CoreSite Realty Corp.	72,414
Number of Shares		Value
	Real Estate Investment Trusts 12.2% (continued)
8,387	CubeSmart	$122,199
3,590	First Potomac Realty Trust	44,373
1,520	Kilroy Realty Corp.	72,002
6,353	Medical Properties Trust, Inc.	75,982
17,865	NorthStar Realty Finance Corp.	125,770
5,127	Sabra Health Care REIT, Inc.	111,358
11,731	Strategic Hotels & Resorts, Inc. (a)	75,078
1,672	Sun Communities, Inc.	66,696
		928,173
	Utilities 6.1%
2,966	Aqua America, Inc.	75,396
1,921	Atmos Energy Corp.	67,466
2,241	Black Hills Corp.	81,438
1,700	IDACORP, Inc.	73,695
1,172	Laclede Group, Inc.	45,251
1,785	PNM Resources, Inc.	36,610
1,711	Portland General Electric Co.	46,813
2,003	The Empire District Electric Co.	40,821
		467,490
	Total Common Stocks
	(Cost $5,819,025)	7,370,752
CLOSED-END FUNDS 0.7%
	Financials 0.7%
5,028	Prospect Capital Corp.	54,654
	Total Closed-End Funds
	(Cost $55,128)	54,654
	Total Investments 97.4%
	(Cost $5,874,153)	7,425,406
	Other Assets in Excess of Liabilities 2.6%	198,432
	TOTAL NET ASSETS 100.0%	$7,623,838

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	23.1%
Industrials	13.8
Real Estate Investment Trusts	12.2
Information Technology	12.0
Consumer Discretionary	11.0
Utilities	6.1
Health Care	5.5
Energy	5.4
Materials	5.4
Consumer Staples	2.2
Total Common Stocks	96.7
Financials	0.7
Total Closed-End Funds	0.7
Total Investments	97.4
Other Assets in Excess of Liabilities	2.6
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.4%
	Consumer Discretionary 11.0%
1,635	AFC Enterprises, Inc. (a)	$42,722
530	Ascent Capital Group, Inc. - Class A (a)	32,828
7,620	Denny's Corp. (a)	37,186
1,630	Fiesta Restaurant Group, Inc. (a)	24,972
815	Hanesbrands, Inc. (a)	29,193
1,975	Hillenbrand, Inc.	44,655
1,400	Pier 1 Imports, Inc.	28,000
2,185	SHFL entertainment, Inc. (a)	31,682
800	Tenneco, Inc. (a)	28,088
		299,326
	Consumer Staples 3.8%
1,033	Ingredion, Inc.	66,556
1,573	Snyder's-Lance, Inc.	37,925
		104,481
	Energy 1.5%
2,295	Goodrich Petroleum Corp. (a)	21,389
1,015	Superior Energy Services, Inc. (a)	21,031
		42,420
	Financials 21.5%
1,060	Alterra Capital Holdings Ltd. (b)	29,881
1,568	AmTrust Financial Services, Inc.	44,986
845	Argo Group International Holdings Ltd. (b)	28,384
1,590	Capitol Federal Financial, Inc.	18,587
7,155	CNO Financial Group, Inc.	66,755
1,440	Eagle Bancorp, Inc. (a)	28,757
1,405	Employers Holdings, Inc.	28,915
1,395	MB Financial, Inc.	27,551
1,320	Northwest Bancshares, Inc.	16,025
1,075	Ocwen Financial Corp. (a)	37,184
2,295	Oriental Financial Group, Inc.	30,638
1,205	Oritani Financial Corp.	18,461
685	Platinum Underwriters Holdings Ltd. (b)	31,510
Number of Shares		Value
	Financials 21.5% (continued)
1,150	ProAssurance Corp.	$48,519
3,405	Provident New York Bancorp	31,700
1,710	State Bank Financial Corp.	27,155
1,400	ViewPoint Financial Group	29,316
2,425	Walker & Dunlop, Inc. (a)	40,401
		584,725
	Health Care 4.4%
3,960	HealthSouth Corp. (a)	83,595
1,314	U.S. Physical Therapy, Inc.	36,188
		119,783
	Industrials 24.7%
4,010	ACCO Brands Corp. (a)	29,433
1,105	Actuant Corp. - Class A	30,841
1,010	Aegion Corp. (a)	22,412
5,100	AerCap Holdings NV (a)(b)	69,972
1,465	Belden, Inc.	65,910
1,755	Celadon Group, Inc.	31,713
835	Curtiss-Wright Corp.	27,413
1,110	Forward Air Corp.	38,861
995	G&K Services, Inc. - Class A	33,979
1,255	Harsco Corp.	29,493
871	HEICO Corp. - Class A	27,855
630	Hub Group, Inc. - Class A (a)	21,168
1,030	ICF International, Inc. (a)	24,143
1,275	Insperity, Inc.	41,514
1,595	ITT Corp.	37,419
578	Moog, Inc. - Class A (a)	23,715
1,050	Quanex Building Products Corp.	21,431
165	Snap-on, Inc.	13,033
705	Tennant Co.	30,985
325	Triumph Group, Inc.	21,223
980	United Stationers, Inc.	30,370
		672,883
	Information Technology 14.3%
920	ACI Worldwide, Inc. (a)	40,195
1,195	ADTRAN, Inc.	23,350

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.4% (continued)
	Information Technology 14.3% (continued)
1,940	GSI Group, Inc. (a)(b)	$16,800
1,070	MAXIMUS, Inc.	67,646
1,430	Microsemi Corp. (a)	30,087
615	NeuStar, Inc. - Class A (a)	25,787
695	Plantronics, Inc.	25,625
820	Rogers Corp. (a)	40,721
1,980	Sapient Corp. (a)	20,909
735	ScanSource, Inc. (a)	23,351
1,375	Verint Systems, Inc. (a)	40,370
905	Zebra Technologies Corp. (a)	35,548
		390,389
	Materials 8.0%
770	A. Schulman, Inc.	22,276
535	Cytec Industries, Inc.	36,824
1,725	HB Fuller Co.	60,065
810	Innophos Holdings, Inc.	37,664
1,250	Materion Corp.	32,225
405	Rock-Tenn Co. - Class A	28,314
		217,368
	Real Estate Investment Trusts 2.1%
1,185	Agree Realty Corp.	31,746
1,125	Pebblebrook Hotel Trust	25,988
		57,734
	Utilities 4.1%
470	ALLETE, Inc.	19,261
485	Cleco Corp.	19,405
675	El Paso Electric Co.	21,539
780	NorthWestern Corp.	27,089
715	UGI Corp.	23,388
		110,682
	Total Common Stocks
	(Cost $2,217,734)	2,599,791
Number of Shares		Value
SHORT-TERM INVESTMENTS 5.4%
	Investment Company 5.4%
146,384	STIT-STIC Liquid Assets Portfolio - Institutional Class, 0.15%	$146,384
	Total Short-Term Investments
	(Cost $146,384)	146,384
	Total Investments 100.8%
	(Cost $2,364,118)	2,746,175
	Liabilities in Excess of Other Assets (0.8)%	(20,912)
	TOTAL NET ASSETS 100.0%	$2,725,263

(a)  Non-Income Producing.

(b)  U.S. traded security of a foreign issuer.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Industrials	24.7%
Financials	21.5
Information Technology	14.3
Consumer Discretionary	11.0
Materials	8.0
Health Care	4.4
Utilities	4.1
Consumer Staples	3.8
Real Estate Investment Trusts	2.1
Energy	1.5
Total Common Stocks	95.4
Total Short-Term Investments	5.4
Total Investments	100.8
Liabilities in Excess of Other Assets	(0.8)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

Frontegra Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012 (Unaudited)

	RobecoSAM Global Equity Fund(1)	MFG Global Equity Fund	MFG Core Infrastructure Fund	HEXAM Emerging Markets Fund
ASSETS:
Investments at cost	$14,706,531	$116,982,840	$2,787,884	$26,400,023
Foreign currency at cost	$—	$794,072	$9,139	$—
Investments at value	$17,321,910	$124,810,571	$3,054,281	$24,580,663
Foreign currency at value	—	798,520	9,310	—
Cash	—	—	—	—
Receivable for investments sold	—	—	—	—
Receivable for Fund shares sold	—	410,000	—	—
Interest and dividends receivable	48,579	130,445	14,377	23,242
Receivable from Adviser	—	31,514	4,171	—
Prepaid expenses and other assets	9,009	28,152	2,320	4,932
Total assets	17,379,498	126,209,202	3,084,459	24,608,837
LIABILITIES:
Payable for investments purchased	—	—	—	—
Payable for Fund shares redeemed	—	—	4,354	—
Payable to the custodian	—	—	—	—
Payable for foreign currency	16	—	—	—
Payable to Adviser	8,683	84,639	—	18,339
Accrued distribution and shareholder servicing fees	—	—	—	—
Accrued expenses	29,100	47,971	25,570	28,231
Total liabilities	37,799	132,610	29,924	46,570
Net Assets	$17,341,699	$126,076,592	$3,054,535	$24,562,267
NET ASSETS CONSIST OF:
Paid in capital	$15,820,630	$117,177,827	$2,794,971	$30,048,291
Undistributed net investment income (loss)	10,849	56,431	(3,956)	(44,312)
Accumulated net realized gain (loss)	(1,105,574)	1,010,070	(3,061)	(3,622,367)
Net unrealized appreciation/depreciation on:
Investments	2,615,379	7,827,731	266,397	(1,819,360)
Foreign currency	415	4,533	184	15
Net Assets	$17,341,699	$126,076,592	$3,054,535	$24,562,267
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets	$17,341,699	$126,076,592	$3,054,535	$24,562,267
Authorized	50,000,000	50,000,000	50,000,000	50,000,000
Issued and Outstanding	1,522,324	10,794,194	274,923	3,255,637
Net Asset Value, Redemption Price and Offering Price Per Share	$11.39	$11.68	$11.11	$7.54
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets
Authorized
Issued and Outstanding
Net Asset Value, Redemption Price and Offering Price Per Share

(1)  Effective February 20, 2013, the Fund changed its name from Frontegra SAM Global Equity Fund to Frontegra RobecoSAM
Global Equity Fund.

The accompanying notes are an integral part of these financial statements.

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund	Lockwell Small Cap Value Fund
ASSETS:
Investments at cost	$2,591,285	$101,970,679	$5,874,153	$2,364,118
Foreign currency at cost	$—	$—	$—	$—
Investments at value	$3,170,808	$134,522,397	$7,425,406	$2,746,175
Foreign currency at value	—	—	—	—
Cash	—	17,088	—	57
Receivable for investments sold	12,845	—	172,380	—
Receivable for Fund shares sold	23	32,852	74,900	—
Interest and dividends receivable	251	95,988	7,504	1,393
Receivable from Adviser	5,812	—	28,257	2,374
Prepaid expenses and other assets	2,180	18,964	26,901	9,585
Total assets	3,191,919	134,687,289	7,735,348	2,759,584
LIABILITIES:
Payable for investments purchased	9,216	261,435	—	—
Payable for Fund shares redeemed	—	1,733	1,420	10,694
Payable to the custodian	—	—	82,989	—
Payable for foreign currency	—	—	—	—
Payable to Adviser	—	87,670	—	—
Accrued distribution and shareholder servicing fees	—	21,075	—	—
Accrued expenses	26,654	62,492	27,101	23,627
Total liabilities	35,870	434,405	111,510	34,321
Net Assets	$3,156,049	$134,252,884	$7,623,838	$2,725,263
NET ASSETS CONSIST OF:
Paid in capital	$2,977,758	$98,816,075	$6,367,876	$2,328,276
Undistributed net investment income (loss)	(7,557)	50,362	16,461	(17)
Accumulated net realized gain (loss)	(393,675)	2,834,729	(311,752)	14,947
Net unrealized appreciation/depreciation on:
Investments	579,523	32,551,718	1,551,253	382,057
Foreign currency	—	—	—	—
Net Assets	$3,156,049	$134,252,884	$7,623,838	$2,725,263
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class
Net Assets	$3,156,049	$116,573,219	$7,623,838	$2,725,263
Authorized	50,000,000	50,000,000	50,000,000	50,000,000
Issued and Outstanding	294,109	8,815,495	311,202	257,500
Net Asset Value, Redemption Price and Offering Price Per Share	$10.73	$13.22	$24.50	$10.58
CAPITAL STOCK, $0.01 PAR VALUE		Class Y
Net Assets		$17,679,665
Authorized		50,000,000
Issued and Outstanding		1,362,434
Net Asset Value, Redemption Price and Offering Price Per Share		$12.98

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2012 (Unaudited)

	RobecoSAM Global Equity Fund(1)	MFG Global Equity Fund		MFG Core Infrastructure Fund	HEXAM Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$264,285 (2)	$934,513	(3)	$54,927 (4)	$94,451 (5)
Interest income	258	2,219		7,434	509
Total investment income	264,543	936,732		62,361	94,960
EXPENSES:
Investment advisory fees	79,166	473,725		10,258	96,419
Fund administration and accounting fees	20,071	52,436		15,988	19,834
Federal and state registration fees	12,007	10,005		—	1,810
Custody fees	10,998	13,497		7,000	11,935
Audit fees	9,384	8,124		8,229	9,384
Legal fees	7,211	7,672		7,636	5,974
Shareholder servicing fees	4,670	8,942		3,191	3,698
Directors' fees and related expenses	4,643	4,886		5,120	4,549
Reports to shareholders	3,022	2,515		2,342	2,411
Distribution and shareholder servicing fees - Class Y	—	—		—	—
Subadministration fees - Class I	—	—		—	—
Other	7,151	19,266		1,788	8,666
Total expenses before waiver and reimbursement	158,323	601,068		61,552	164,680
Waiver and reimbursement of expenses by Adviser	(39,573)	(127,342)		(51,293)	(25,408)
Net expenses	118,750	473,726		10,259	139,272
Net Investment Income (Loss)	145,793	463,006		52,102	(44,312)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(795,742)	2,395,520		(3,503)	(650,455)
Foreign currency transactions	(21,323)	24,172		668	(11,788)
Change in net unrealized appreciation/depreciation on:
Investments	2,278,879	8,350,141		186,898	3,856,622
Foreign currency transactions	(1,234)	6,791		14	3,362
Net Realized and Unrealized Gain on Investments	1,460,580	10,776,624		184,077	3,197,741
Net Increase in Net Assets Resulting from Operations	$1,606,373	$11,239,630		$236,179	$3,153,429

(1)  Effective February 20, 2013, the Fund changed its name from Frontegra SAM Global Equity Fund to Frontegra RobecoSAM
Global Equity Fund.

(2)  Net of $15,650 in foreign withholding taxes.

(3)  Net of $19,007 in foreign withholding taxes.

(4)  Net of $5,370 in foreign withholding taxes.

(5)  Net of $11,335 in foreign withholding taxes.

(6)  Net of $5 in foreign withholding taxes.

(7)  Net of $14 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

	Timpani Small Cap Growth Fund		Netols Small Cap Value Fund	Phocas Small Cap Value Fund	Lockwell Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$21,046	(6)	$946,902	$103,925	$23,814	(7)
Interest income	21		2,140	158	98
Total investment income	21,067		949,042	104,083	23,912
EXPENSES:
Investment advisory fees	14,867		769,365	64,145	13,323
Fund administration and accounting fees	13,838		67,032	16,403	13,517
Federal and state registration fees	3,108		4,847	3,892	12,589
Custody fees	4,180		7,213	9,596	1,518
Audit fees	8,329		8,377	8,329	7,038
Legal fees	10,475		10,374	21,759	7,671
Shareholder servicing fees	3,218		15,147	7,661	3,195
Directors' fees and related expenses	4,551		4,551	4,655	4,755
Reports to shareholders	2,318		10,802	4,523	2,055
Distribution and shareholder servicing fees - Class Y	—		35,623	—	—
Subadministration fees - Class I	—		—	1,314	—
Other	1,969		26,507	5,343	1,611
Total expenses before waiver and reimbursement	66,853		959,838	147,620	67,272
Waiver and reimbursement of expenses by Adviser	(50,500)		(77,914)	(81,427)	(52,617)
Net expenses	16,353		881,924	66,193	14,655
Net Investment Income (Loss)	4,714		67,118	37,890	9,257
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	61,535		12,770,644	2,605,213	19,094
Foreign currency transactions	—		—	—	—
Change in net unrealized appreciation/depreciation on:
Investments	50,011		(2,123,177)	(1,797,011)	270,205
Foreign currency transactions	—		—	—	—
Net Realized and Unrealized Gain on Investments	111,546		10,647,467	808,202	289,299
Net Increase in Net Assets Resulting from Operations	$116,260		$10,714,585	$846,092	$298,556

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS

	RobecoSAM Global Equity Fund(1)		MFG Global Equity Fund
	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012	For the Six Months Ended December 31, 2012 (Unaudited)	For the Period December 28, 2011(2) through June 30, 2012
OPERATIONS:
Net investment income	$145,793	$298,252	$463,006	$575,272
Net realized gain (loss) on:
Investments	(795,742)	(73,629)	2,395,520	57,026
Foreign currency transactions	(21,323)	(51,607)	24,172	(14,867)
Change in net unrealized appreciation/depreciation on:
Investments	2,278,879	(2,322,847)	8,350,141	(522,410)
Foreign currency transactions	(1,234)	(209)	6,791	(2,258)
Net increase (decrease) in net assets resulting from operations	1,606,373	(2,150,040)	11,239,630	92,763
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(295,231)	(342,421)	(966,980)	—
Net realized gain on investments	—	(1,251,705)	(1,466,648)	—
Net decrease in net assets resulting from distributions paid	(295,231)	(1,594,126)	(2,433,628)	—
CAPITAL SHARE TRANSACTIONS:
Shares sold	454,615	5,331,367	6,323,482	111,032,500
Shares issued to holders in reinvestment of distributions	277,765	1,585,837	2,415,348	—
Shares redeemed	(4,653,751)	(2,512,847)	(18,806)	(2,574,697)
Net increase (decrease) in net assets resulting from capital share transactions	(3,921,371)	4,404,357	8,720,024	108,457,803
Total Increase (Decrease) in Net Assets	(2,610,229)	660,191	17,526,026	108,550,566
NET ASSETS:
Beginning of Period	19,951,928	19,291,737	108,550,566	—
End of Period	$17,341,699	$19,951,928	$126,076,592	$108,550,566
Undistributed net investment income	$10,849	$160,287	$56,431	$560,405
TRANSACTIONS IN SHARES:
Shares sold	42,704	477,250	547,108	10,276,542
Shares issued to holders in reinvestment of distributions	24,132	156,703	205,562	—
Shares redeemed	(412,492)	(233,156)	(1,591)	(233,427)
Net increase (decrease) in shares outstanding	(345,656)	400,797	751,079	10,043,115

(1)  Effective February 20, 2013, the Fund changed its name from Frontegra SAM Global Equity Fund to Frontegra RobecoSAM Global Equity Fund.

(2)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		HEXAM Emerging Markets Fund
	For the Six Months Ended December 31, 2012 (Unaudited)	For the Period January 18, 2012(1) through June 30, 2012	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012
OPERATIONS:
Net investment income (loss)	$52,102	$54,210	$(44,312)	$233,164
Net realized gain (loss) on:
Investments	(3,503)	1,609	(650,455)	(2,958,829)
Foreign currency transactions	668	7,763	(11,788)	(68,229)
Change in net unrealized appreciation/depreciation on:
Investments	186,898	79,499	3,856,622	(5,106,944)
Foreign currency transactions	14	170	3,362	(5,115)
Net increase (decrease) in net assets resulting from operations	236,179	143,251	3,153,429	(7,905,953)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(118,030)	—	(120,490)	(128,066)
Net realized gain on investments	(1,836)	—	—	(183,995)
Net decrease in net assets resulting from distributions paid	(119,866)	—	(120,490)	(312,061)
CAPITAL SHARE TRANSACTIONS:
Shares sold	100,000	2,600,104	1,799,000	2,689,500
Shares issued to holders in reinvestment of distributions	99,221	—	3,189	9,738
Shares redeemed	(4,354)	—	(15)	(29,015)
Net increase in net assets resulting from capital share transactions	194,867	2,600,104	1,802,174	2,670,223
Total Increase (Decrease) in Net Assets	311,180	2,743,355	4,835,113	(5,547,791)
NET ASSETS:
Beginning of Period	2,743,355	—	19,727,154	25,274,945
End of Period	$3,054,535	$2,743,355	$24,562,267	$19,727,154
Undistributed net investment income (loss)	$(3,956)	$61,972	$(44,312)	$120,490
TRANSACTIONS IN SHARES:
Shares sold	8,873	257,551	263,892	332,363
Shares issued to holders in reinvestment of distributions	8,891	—	430	1,415
Shares redeemed	(392)	—	(2)	(3,975)
Net increase in shares outstanding	17,372	257,551	264,320	329,803

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Timpani Small Cap Growth Fund		Netols Small Cap Value Fund
	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012
OPERATIONS:
Net investment income (loss)	$4,714	$(21,614)	$67,118	$(270,951)
Net realized gain (loss) on investments	61,535	(407,979)	12,770,644	2,363,339
Change in net unrealized appreciation/depreciation on investments	50,011	354,051	(2,123,177)	(15,804,224)
Net increase (decrease) in net assets resulting from operations	116,260	(75,542)	10,714,585	(13,711,836)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Institutional Class	Institutional Class
Net realized gain on investments	—	—	(5,798,112)	—
Net decrease in net assets resulting from distributions paid	—	—	(5,798,112)	—
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Class Y	Class Y
Net realized gain on investments			(899,137)	—
Net decrease in net assets resulting from distributions paid			(899,137)	—
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class
Shares sold	215,374	879,324	5,997,971	6,241,189
Shares issued to holders in reinvestment of distributions	—	—	5,233,889	—
Shares redeemed	(17)	(15,240)	(32,765,145)	(26,076,834)
Net increase (decrease) in net assets resulting from capital share transactions	215,357	864,084	(21,533,285)	(19,835,645)
CAPITAL SHARE TRANSACTIONS:			Class Y	Class Y
Shares sold			965,696	3,738,101
Shares issued to holders in reinvestment of distributions			898,733	—
Shares redeemed			(2,404,222)	(7,124,107)
Net decrease in net assets resulting from capital share transactions			(539,793)	(3,386,006)
Total Increase (Decrease) in Net Assets	331,617	788,542	(18,055,742)	(36,933,487)
NET ASSETS:
Beginning of Period	2,824,432	2,035,890	152,308,626	189,242,113
End of Period	$3,156,049	$2,824,432	$134,252,884	$152,308,626
Undistributed net investment income (loss)	$(7,557)	$(12,271)	$50,362	$(16,756)
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class
Shares sold	20,073	86,238	452,624	528,581
Shares issued to holders in reinvestment of distributions	—	—	396,207	—
Shares redeemed	(2)	(1,505)	(2,498,615)	(2,167,443)
Net increase (decrease) in shares outstanding	20,071	84,733	(1,649,784)	(1,638,862)
TRANSACTIONS IN SHARES:			Class Y	Class Y
Shares sold			72,661	313,502
Shares issued to holders in reinvestment of distributions			69,346	—
Shares redeemed			(183,559)	(586,729)
Net decrease in shares outstanding			(41,552)	(273,227)

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Phocas Small Cap Value Fund		Lockwell Small Cap Value Fund
	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012
OPERATIONS:
Net investment income	$37,890	$53,407	$9,257	$5,175
Net realized gain (loss) on investments	2,605,213	129,868	19,094	(3,413)
Change in net unrealized appreciation/depreciation on investments	(1,797,011)	(1,034,255)	270,205	111,852
Net increase (decrease) in net assets resulting from operations	846,092	(850,980)	298,556	113,614
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Institutional Class	Institutional Class
Net investment income	(61,412)	(13,249)	(13,921)	(528)
Net realized gain on investments	—	—	(734)	—
Net decrease in net assets resulting from distributions paid	(61,412)	(13,249)	(14,655)	(528)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class I	Class I
Net investment income	—	(792)
Net decrease in net assets resulting from distributions paid	—	(792)
CAPITAL SHARE TRANSACTIONS(1):	Institutional Class	Institutional Class
Shares sold	117,822	746,588	104,980	2,898,045
Shares issued in connection with Class I conversion	3,516,268	—	—	—
Shares issued to holders in reinvestment of distributions	61,412	13,249	14,554	338
Shares redeemed	(19,165,841)	(1,425,314)	(123,086)	(566,555)
Net increase (decrease) in net assets resulting from capital share transactions	(15,470,339)	(665,477)	(3,552)	2,331,828
CAPITAL SHARE TRANSACTIONS(1):	Class I	Class I
Shares sold	—	3,273,796
Shares issued to holders in reinvestment of distributions	—	755
Shares redeemed	—	(182,529)
Net increase in net assets resulting from capital share transactions	—	3,092,022
Total Increase (Decrease) in Net Assets	(14,685,659)	1,561,524	280,349	2,444,914
NET ASSETS:
Beginning of Period	22,309,497	20,747,973	2,444,914	—
End of Period	$7,623,838	$22,309,497	$2,725,263	$2,444,914
Undistributed net investment income (loss)	$16,461	$39,983	$(17)	$4,647
TRANSACTIONS IN SHARES(1):	Institutional Class	Institutional Class
Shares sold	4,608	32,296	11,080	314,206
Conversion of Class I shares	144,702	—	—	—
Shares issued to holders in reinvestment of distributions	2,510	601	1,381	38
Shares redeemed	(648,531)	(61,659)	(11,624)	(57,581)
Net increase (decrease) in shares outstanding	(496,711)	(28,762)	837	256,663
TRANSACTIONS IN SHARES(1):		Class I
Shares sold		147,976
Shares issued to holders in reinvestment of distributions		34
Shares redeemed		(8,061)
Net increase in shares outstanding		139,949

(1)  Effective November 1, 2012, Class I shares of the Frontegra Phocas Small Cap Value Fund were converted into Class L shares of the Fund. Class L shares were redesignated Institutional Class shares.

The accompanying notes are an integral part of these financial statements.

Frontegra RobecoSAM Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012	Period Ended June 30, 2011(1)(2)		Year Ended August 31, 2010	Period Ended August 31, 2009(3)
Net Asset Value, Beginning of Period	$10.68		$13.15	$11.00		$11.30	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11		0.18 (4)	0.25		0.18 (4)	0.01	(4)
Net realized and unrealized gain (loss) on investments	0.79		(1.67)	2.53		0.47	1.29
Total Income (Loss) from Investment Operations	0.90		(1.49)	2.78		0.65	1.30
LESS DISTRIBUTIONS:
From net investment income	(0.19)		(0.21)	(0.21)		(0.05)	—
From net realized gain on investments	—		(0.77)	(0.42)		(0.90)	—
Total Distributions	(0.19)		(0.98)	(0.63)		(0.95)	—
Redemption fees retained	—		—	—		— (5)	—
Net Asset Value, End of Period	$11.39		$10.68	$13.15		$11.00	$11.30
Total Return	8.45	%(6)	(10.91)%	25.64	%(6)	5.42%	13.00	%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$17,342		$19,952	$19,292		$16,756	$11,614
Ratio of expenses to average net assets
Before waivers and reimbursements	1.60	%(7)	1.62%	2.41	%(7)	2.81%	4.06	%(7)
Net of waivers and reimbursements	1.20	%(7)	1.20%	1.20	%(7)	1.20%	1.20	%(7)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	1.07	%(7)	1.16%	1.02	%(7)	(0.03)%	(2.59	)%(7)
Net of waivers and reimbursements	1.47	%(7)	1.58%	2.23	%(7)	1.58%	0.27	%(7)
Portfolio turnover rate	17	%(6)	52%	33	%(6)	88%	72	%(6)

(1)  Effective June 30, 2011, the Fund changed its fiscal year end to June 30 from August 31.

(2)  Effective June 10, 2011, Frontegra Asset Management, Inc. became adviser and RobecoSAM USA, Inc. became subadviser to the Fund.

(3)  Commenced operations on June 18, 2009.

(4)  Per share net investment income has been calculated using the daily average share method.

(5)  Less than one cent per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2012 (Unaudited)		Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$10.81		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.11	(2)
Net realized and unrealized gain on investments	1.06		0.70
Total Income from Investment Operations	1.10		0.81
LESS DISTRIBUTIONS:
From net investment income	(0.09)		—
From net realized gain on investments	(0.14)		—
Total Distributions	(0.23)		—
Net Asset Value, End of Period	$11.68		$10.81
Total Return	10.18	%(3)	8.10	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$126,077		$108,551
Ratio of expenses to average net assets
Before waivers and reimbursements	1.02	%(4)	1.14	%(4)
Net of waivers and reimbursements	0.80	%(4)	0.80	%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.56	%(4)	1.70	%(4)
Net of waivers and reimbursements	0.78	%(4)	2.04	%(4)
Portfolio turnover rate	22	%(3)	19	%(3)

(1)  Commenced operations on December 28, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2012 (Unaudited)		Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$10.65		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.24
Net realized and unrealized gain on investments	0.71		0.41
Total Income from Investment Operations	0.90		0.65
LESS DISTRIBUTIONS:
From net investment income	(0.44)		—
From net realized gain on investments	—	(2)	—
Total Distributions	(0.44)		—
Net Asset Value, End of Period	$11.11		$10.65
Total Return	8.52	%(3)	6.50	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,055		$2,743
Ratio of expenses to average net assets
Before waivers and reimbursements	4.20	%(4)	6.55	%(4)
Net of waivers and reimbursements	0.70	%(4)	0.70	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.06	%(4)	(1.09	)%(4)
Net of waivers and reimbursements	3.56	%(4)	4.76	%(4)
Portfolio turnover rate	5	%(3)	7	%(3)

(1)  Commenced operations on January 18, 2012.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra HEXAM Emerging Markets Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012	Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$6.59		$9.50	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)		0.08 (2)	0.08	(2)
Net realized and unrealized gain (loss) on investments	1.00		(2.87)	(0.58)
Total Income (Loss) from Investment Operations	0.99		(2.79)	(0.50)
LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.05)	—
From net realized gain on investments	—		(0.07)	—
Total Distributions	(0.04)		(0.12)	—
Net Asset Value, End of Period	$7.54		$6.59	$9.50
Total Return	14.99	%(3)	(29.51)%	(5.00	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$24,562		$19,727	$25,275
Ratio of expenses to average net assets
Before waivers and reimbursements	1.54	%(4)	1.65%	2.33	%(4)
Net of waivers and reimbursements	1.30	%(4)	1.30%	1.30	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.65	)%(4)	0.71%	0.61	%(4)
Net of waivers and reimbursements	(0.41	)%(4)	1.06%	1.64	%(4)
Portfolio turnover rate	33	%(3)	89%	33	%(3)

(1)  Commenced operations on December 20, 2010.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$10.31		$10.75		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02		(0.08	)(2)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	0.40		(0.36)		0.77
Total Income (Loss) from Investment Operations	0.42		(0.44)		0.75
Net Asset Value, End of Period	$10.73		$10.31		$10.75
Total Return	4.17	%(4)	(4.28)%		7.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,156		$2,824		$2,036
Ratio of expenses to average net assets
Before waivers and reimbursements	4.50	%(5)	5.25%		10.93	%(5)
Net of waivers and reimbursements	1.10	%(5)	1.10%		1.10	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(3.08	)%(5)	(5.02)%		(10.75	)%(5)
Net of waivers and reimbursements	0.32	%(5)	(0.87)%		(0.92	)%(5)
Portfolio turnover rate	67	%(4)	138%		28	%(4)

(1)  Commenced operations on March 23, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$12.86		$13.75	$10.08		$9.03	$11.81	$12.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		0.01	(0.05	)(1)	0.02 (2)	0.01	— (3)
Net realized and unrealized gain (loss) on investments	1.04		(0.90)	3.72		1.05	(2.79)	(0.90)
Total Income (Loss) from Investment Operations	1.05		(0.89)	3.67		1.07	(2.78)	(0.90)
LESS DISTRIBUTIONS:
From net investment income	—		—	—	(3)	(0.02)	— (3)	(0.02)
From net realized gain on investments	(0.69)		—	—		—	—	(0.15)
From return of capital	—		—	—		— (3)	—	—
Total Distributions	(0.69)		—	—		(0.02)	—	(0.17)
Net Asset Value, End of Period	$13.22		$12.86	$13.75		$10.08	$9.03	$11.81
Total Return	8.18	%(4)	(6.47)%	36.43%		11.76%	(23.42)%	(7.01)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$116,573		$134,544	$166,450		$119,657	$43,504	$31,346
Ratio of expenses to average net assets
Before waivers and reimbursements	1.20	%(5)	1.22%	1.13%		1.18%	1.45%	1.59%
Net of waivers and reimbursements	1.10	%(5)	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.01	%(5)	(0.08)%	(0.39)%		0.17%	(0.13)%	(0.40)%
Net of waivers and reimbursements	0.11	%(5)	0.04%	(0.36)%		0.25%	0.22%	0.09%
Portfolio turnover rate	14	%(4)	28%	33%		41%	36%	32%

(1)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010	Year Ended June 30, 2009	Period Ended June 30, 2008(1)
Net Asset Value, Beginning of Period	$12.65		$13.59	$10.00		$8.98	$11.78	$12.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)		(0.05)	(0.09	)(2)	—	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.04		(0.89)	3.68		1.02	(2.78)	(0.57)
Total Income (Loss) from Investment Operations	1.02		(0.94)	3.59		1.02	(2.80)	(0.59)
LESS DISTRIBUTIONS:
From net investment income	—		—	—		—	—	(0.02)
From net realized gain on investments	(0.69)		—	—		—	—	(0.15)
Total Distributions	(0.69)		—	—		—	—	(0.17)
Net Asset Value, End of Period	$12.98		$12.65	$13.59		$10.00	$8.98	$11.78
Total Return	8.08	%(3)	(6.92)%	35.90%		11.36%	(23.77)%	(4.76	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$17,680		$17,765	$22,792		$15,560	$895	$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.60	%(4)	1.62%	1.53%		1.58%	1.85%	2.01	%(4)
Net of waivers and reimbursements	1.50	%(4)	1.50%	1.50%		1.50%	1.50%	1.55	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.39	)%(4)	(0.48)%	(0.79)%		(0.23)%	(0.53)%	(0.80	)%(4)
Net of waivers and reimbursements	(0.29	)%(4)	(0.36)%	(0.76)%		(0.15)%	(0.18)%	(0.34	)%(4)
Portfolio turnover rate	14	%(3)	28%	33%		41%	36%	32	%(3)

(1)  Commenced operations on November 1, 2007.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012	Year Ended June 30, 2011(1)	Six Months Ended June 30, 2010(2)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net Asset Value, Beginning of Period	$23.30		$24.51	$18.40	$18.48		$14.93	$20.01	$21.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.06	0.04 (3)	0.02	(3)	0.06 (3)	0.13 (3)	0.05 (3)
Net realized and unrealized gain (loss) on investments	1.19		(1.25)	6.13	(0.10)		3.56	(5.08)	(1.68)
Total Income (Loss) from Investment Operations	1.39		(1.19)	6.17	(0.08)		3.62	(4.95)	(1.63)
LESS DISTRIBUTIONS:
From net investment income	(0.19)		(0.02)	(0.06)	—		(0.07)	(0.13)	(0.09)
From net realized gain on investments	—		—	—	—		—	—	(0.13)
Total Distributions	(0.19)		(0.02)	(0.06)	—		(0.07)	(0.13)	(0.22)
Redemption fees retained	—		—	— (4)	—	(4)	— (4)	— (4)	— (4)
Net Asset Value, End of Period	$24.50		$23.30	$24.51	$18.40		$18.48	$14.93	$20.01
Total Return	6.03	%(5)	(4.91)%	33.55%	(0.43	)%(5)	24.29%	(24.68)%	(7.46)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$7,624		$18,821	$20,507	$15,176		$19,331	$17,201	$21,936
Ratio of expenses to average net assets
Before waivers and reimbursements	2.30	%(6)	1.70%	1.69%	1.68	%(6)	1.71%	1.52%	2.43%
Net of waivers and reimbursements	1.03	%(6)	0.99%	0.99%	0.99	%(6)	0.99%	0.99%	1.18%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.68	)%(6)	(0.51)%	(0.52)%	(0.53	)%(6)	(0.31)%	0.21%	(0.54)%
Net of waivers and reimbursements	0.59	%(6)	0.20%	0.18%	0.16	%(6)	0.41%	0.74%	0.71%
Portfolio turnover rate	143	%(5)	50%	37%	43	%(5)	67%	34%	148%

(1)  Effective October 8, 2010, Frontegra Asset Management, Inc. became adviser and Phocas Financial Corp. became subadviser to the Fund.

(2)  Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.

(3)  Per share net investment income has been calculated using the daily average shares method.

(4)  Less than one cent per share.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

Lockwell Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2012 (Unaudited)		Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$9.53		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.04 (1)
Net realized and unrealized gain (loss) on investments	1.07		(0.51)
Total Income (Loss) from Investment Operations	1.10		(0.47)
LESS DISTRIBUTIONS:
From net investment income	(0.05)		— (2)
From net realized gain on investments	—	(2)	—
Total Distributions	(0.05)		—
Net Asset Value, End of Period	$10.58		$9.53
Total Return	11.71	%(3)	(4.76)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,725		$2,445
Ratio of expenses to average net assets
Before waivers and reimbursements	5.05	%(4)	9.63%
Net of waivers and reimbursements	1.10	%(4)	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(3.26	)%(4)	(8.13)%
Net of waivers and reimbursements	0.69	%(4)	0.40%
Portfolio turnover rate	24	%(3)	92%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (Unaudited)

(1)  ORGANIZATION

Frontegra Funds, Inc. (the "Company") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontegra RobecoSAM Global Equity Fund (formerly known as Frontegra SAM Global Equity Fund) and Frontegra HEXAM Emerging Markets Fund is long-term capital growth. The investment objective of each of the Frontegra MFG Global Equity Fund, Frontegra Timpani Small Cap Growth Fund and Frontegra Netols Small Cap Value Fund is capital appreciation. The investment objective of the Frontegra Phocas Small Cap Value Fund is long-term total investment through capital appreciation. The investment objective of each of the Frontegra MFG Core Infrastructure Fund and Lockwell Small Cap Value Fund is long-term capital appreciation.

As of December 31, 2012, the Company had eight series in operations. A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontegra RobecoSAM Global Equity Fund	Frontegra Asset Management, Inc. ("Frontegra")	RobecoSAM USA, Inc.	Single Class	June 18, 2009
Frontegra MFG Global Equity Fund	Frontegra	MFG Asset Management	Single Class	Dec. 28, 2011
Frontegra MFG Core Infrastructure Fund	Frontegra	MFG Asset Management	Single Class	Jan. 18, 2012
Frontegra HEXAM Emerging Markets Fund	Frontegra	HEXAM Capital Partners, LLP	Single Class	Dec. 20, 2010
Frontegra Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (a)	None	Multi-Class • Institutional • Class Y (b)	Mar. 23, 2011
Frontegra Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc.	Multi-Class • Institutional • Class Y	Dec. 16, 2005
Frontegra Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp.	Single Class (c)	Sep. 29, 2006
Lockwell Small Cap Value Fund	Lockwell Investments, LLC ("Lockwell")	None	Single Class	July 1, 2011

(a)  Timpani is an affiliate of Frontegra.

(b)  As of December 31, 2012, the Class Y shares of the Frontegra Timpani Small Cap Growth Fund had not commenced operations.

(c)  Effective November 1, 2012, the Class I shares of the Frontegra Phocas Small Cap Value Fund were converted into Class L shares of the Fund. Class L shares were redesignated Institutional Class shares.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)  Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and evaluated dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges, including participatory notes, generally are valued at the last sale price of such securities on their respective exchange. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra RobecoSAM Global Equity, Frontegra MFG Global Equity, Frontegra MFG Core Infrastructure and Frontegra HEXAM Emerging Markets Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board of Directors.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

RobecoSAM Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$8,729,824	$8,115,447	$—	$16,845,271
Total Equity	8,729,824	8,115,447	—	16,845,271
Short-Term Investments	476,639	—	—	476,639
Total Investments in Securities	$9,206,463	$8,115,447	$—	$17,321,910

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$93,630,294	$28,372,548	$—	$122,002,842
Total Equity	93,630,294	28,372,548	—	122,002,842
Short-Term Investments	2,807,729	—	—	2,807,729
Total Investments in Securities	$96,438,023	$28,372,548	$—	$124,810,571

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,488,318	$1,513,066	$—	$3,001,384
Closed-End Funds	11,240	13,608	—	24,848
Pooled Investment Vehicle	—	17,854	—	17,854
Total Equity	1,499,558	1,544,528	—	3,044,086
Short-Term Investments	10,195	—	—	10,195
Total Investments in Securities	$1,509,753	$1,544,528	$—	$3,054,281

HEXAM Emerging Markets

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$4,933,824	$17,222,360	$—	$22,156,184
Preferred Stocks	1,572,428	—	—	1,572,428
Total Equity	6,506,252	17,222,360	—	23,728,612
Short-Term Investments	852,051	—	—	852,051
Total Investments in Securities	$7,358,303	$17,222,360	$—	$24,580,663

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$3,151,796	$—	$—	$3,151,796
Total Equity	3,151,796	—	—	3,151,796
Short-Term Investments	19,012	—	—	19,012
Total Investments in Securities	$3,170,808	$—	$—	$3,170,808

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$118,578,954	$—	$—	$118,578,954
Real Estate Investment Trusts	11,235,640	—	—	11,235,640
Total Equity	129,814,594	—	—	129,814,594
Short-Term Investments	4,707,803	—	—	4,707,803
Total Investments in Securities	$134,522,397	$—	$—	$134,522,397

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$6,442,579	$—	$—	$6,442,579
Closed End Funds	54,654	—	—	54,654
Real Estate Investment Trusts	928,173	—	—	928,173
Total Equity	7,425,406	—	—	7,425,406
Total Investments in Securities	$7,425,406	$—	$—	$7,425,406

Lockwell Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$2,542,057	$—	$—	$2,542,057
Real Estate Investment Trusts	57,734	—	—	57,734
Total Equity	2,599,791	—	—	2,599,791
Short-Term Investments	146,384	—	—	146,384
Total Investments in Securities	$2,746,175	$—	$—	$2,746,175

(a)  See Fund's Schedule of Investments for sector or currency classifications

	MFG Core Infrastructure	HEXAM Emerging Markets
Transfers into Level 1	$33,540	$963,442
Transfers out of Level 2	$(33,540)	$(963,442)
Net transfers	$—	$—

Transfers between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from Level 1 to Level 2 classification. At June 30, 2012, securities in the MFG Core Infrastructure Fund and HEXAM Emerging Markets Fund were adjusted using systematic fair valuation. At December 31, 2012, certain securities in the MFG Core Infrastructure Fund and HEXAM Emerging Markets Fund were not adjusted using systematic fair valuation. The Funds did not hold any Level 3 securities during the period ended December 31, 2012.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended December 31, 2012, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2012, open federal and state income tax years include the tax years ended June 30, 2010, June 30, 2011 and June 30, 2012. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

(c)  Distributions to Shareholders

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2012 and the fiscal year ended June 30, 2012 were as follows:

	Six Months Ended December 31, 2012				Year Ended June 30, 2012
	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
RobecoSAM Global Equity	$295,231	$—	$—	$295,231	$1,035,293	$558,833	$1,594,126
MFG Global Equity	966,980	1,466,648	—	2,433,628	—	—	—
MFG Core Infrastructure	118,030	1,836	—	119,866	—	—	—
HEXAM Emerging Markets	120,490	—	—	120,490	312,061	—	312,061
Timpani Small Cap Growth	—	—	—	—	—	—	—
Netols Small Cap Value	—	—	6,697,249	6,697,249	—	—	—
Phocas Small Cap Value	61,412	—	—	61,412	14,041	—	14,041
Lockwell Small Cap Value	13,921	734	—	14,655	528	—	528

At June 30, 2012, the Funds' most recent fiscal year end, the components of accumulated earnings/losses on a tax basis were as follows:

	SAM Global Equity	MFG Global Equity	MFG Core Infrastructure	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value	Lockwell Small Cap Value
Cost of investments	$19,510,012	$108,704,216	$2,661,638	$25,452,806	$2,350,283	$120,080,149	$19,456,379	$2,343,606
Gross unrealized appreciation	$2,056,576	$3,077,161	$129,557	$384,346	$577,602	$41,684,144	$4,150,804	$214,419
Gross unrealized depreciation	(1,812,956)	(3,636,986)	(52,504)	(6,094,392)	(49,829)	(9,320,039)	(949,770)	(106,088)
Net unrealized appreciation/ depreciation	243,620	(559,825)	77,053	(5,710,046)	527,773	32,364,105	3,201,034	108,331
Undistributed ordinary income	160,287	654,846	66,028	120,490	—	—	39,983	4,755
Undistributed long-term capital gain	—	—	—	—	—	—	—	—
Total distributable earnings	160,287	654,846	66,028	120,490	—	—	39,983	4,755
Other accumulated gains(losses)	(193,980)	(2,258)	170	(2,929,407)	(465,742)	(944,632)	(2,769,735)	—
Total accumulated earnings/(losses)	$209,927	$92,763	$143,251	$(8,518,963)	$62,031	$31,419,473	$471,282	$113,086

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

As of the end of their tax year ended June 30, 2012, the following Funds have capital loss carryforwards ("CLCFs") as summarized in the table below. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

Pre-effective CLCFs subject to expiration:

	Expires
Fund	6/30/17	6/30/18	Total
Netols Small Cap Value	$—	$927,876	$927,876
Phocas Small Cap Value	2,652,152	—	2,652,152

Post-effective CLCFs not subject to expiration:

Fund	Short-term Amount	Long-term Amount	Total
HEXAM Emerging Markets	$951,691	$—	$951,691
Timpani Small Cap Growth	338,941	—	338,941

During the year ended June 30, 2012, the Funds utilized capital loss carry forwards as follows:

Fund	Amount
Netols Small Cap Value	$2,783,078
Phocas Small Cap Value	213,133

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31st. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year. As of June 30, 2012, the following Funds deferred, on a tax basis, post October losses and post December late-year losses of:

	Post-October Capital Loss Deferred	Late-Year Net Investment Income Loss Deferred Per Regulated Investment Company Modernization Act of 2010
RobecoSAM Global Equity	$195,629	$—
HEXAM Emerging Markets	1,974,369	—
Timpani Small Cap Growth	114,530	12,271
Netols Small Cap Value	—	16,756
Phocas Small Cap Value	117,583	—

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2012, the following table shows the reclassifications made:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value	Lockwell Small Cap Value
Paid in capital	$—	$—	$—	$—	$(9,345)	$(254,195)	$(617)	$—
Accumulated net investment income (loss)	(51,609)	(14,867)	7,762	(68,244)	9,343	254,195	617	—
Accumulated net realized gain (loss)	51,609	14,867	(7,762)	68,244	2	—	—	—

The permanent differences primarily relate to foreign currency, net operating losses, and capital loss carryforward limitations.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The RobecoSAM Global Equity, MFG Global Equity, MFG Core Infrastructure, HEXAM Emerging Markets, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Frontegra Timpani Small Cap Growth Fund. Lockwell is the investment adviser to the Lockwell Small Cap Value Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra, Timpani and Lockwell have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2013, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontegra Fund	Annual Advisory Fees	Expense Limitation
RobecoSAM Global Equity	0.80%	1.20%
MFG Global Equity	0.80%	0.80%
MFG Core Infrastructure	0.70%	0.70%
HEXAM Emerging Markets	0.90%	1.30%
Timpani Small Cap Growth	1.00%	1.10%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value	1.00%	1.10%
Lockwell Small Cap Value	1.00%	1.10%

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	RobecoSAM Global Equity		MFG Global Equity		MFG Core Infrastructure		HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value		Lockwell Small Cap Value
2013	$—		$—		$—		$—	$—	$75,253	$—		$—
2014	26,548	*	—		—		75,925	46,572	53,689	104,993	**	—
2015	78,884		95,480	***	66,588	****	77,799	103,400	194,049	146,574		109,516
2016	39,573		127,342		51,293		25,408	50,500	77,914	81,427		52,617
Total	$145,005		$222,822		$117,881		$179,132	$200,472	$400,905	$332,994		$162,133

*  Expenses waived/reimbursed were for the period June 10, 2011 through June 30, 2011.

**  Expenses waived/reimbursed were for the period October 8, 2010 through June 30, 2011.

***  Expenses waived/reimbursed were for the period December 28, 2011 through June 30, 2012.

****  Expenses waived/reimbursed were for the period January 18, 2012 through June 30, 2012.

The Frontegra Phocas Small Cap Value Fund entered into a subadministration agreement with Frontegra under which Frontegra provided certain shareholder and subadministrative services to Class I shareholders of the Fund. For its services, Frontegra, with whom certain officers and a director of the Fund are affiliated, received an annual fee of 0.11% of Class I average net assets. This fee was calculated daily and payable monthly. The subadministration agreement was terminated effective October 31, 2012.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Funds. As of December 31, 2012, affiliates of Frontegra owned a controlling interest in the Frontegra MFG Core Infrastructure Fund and affiliates of Timpani owned a controlling interest in the Frontegra Timpani Small Cap Growth Fund. As of December 31, 2012, one shareholder owned a controlling interest in the Frontegra MFG Global Equity Fund, but is not considered an affiliate of Frontegra. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Funds for the six months ended December 31, 2012 are summarized below:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	HEXAM Emerging Markets	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value	Lockwell Small Cap Value
Purchases	$3,149,394	$31,211,442	$292,999	$8,039,759	$2,225,966	$20,458,263	$16,726,621	$613,747
Sales	$6,608,367	$24,629,840	$143,541	$6,903,078	$1,972,725	$51,212,482	$31,629,259	$662,624

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

Frontegra, on behalf of the Frontegra Netols Small Cap Value Fund and the Frontegra Timpani Small Cap Growth Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012 (Unaudited)

incur expenses intended to result in the sale of Class Y shares of the Fund. As of December 31, 2012, the Class Y shares of the Frontegra Timpani Small Cap Growth Fund had not commenced operations. For the six months ended December 31, 2012, the Netols Small Cap Value Fund Class Y shares incurred $22,264 under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. For the six months ended December 31, 2012, the Netols Small Cap Value Fund Class Y shares incurred $13,359 in shareholder servicing expenses.

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra"), Timpani Capital Management LLC and Lockwell Investments, LLC, the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontegra Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontegra.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	February 26, 2013

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	February 26, 2013